UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

BlackRock Municipal Income Fund, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY COPY SUBJECT TO COMPLETION

July [ ], 2024

Dear Shareholder:

A special meeting of the shareholders of BlackRock Municipal Income Fund, Inc. (the “Fund”) will be held on [ ], 2024, at [ ] (Eastern time) (the “Special Meeting”), to consider and vote on the proposals summarized below and discussed in the enclosed proxy statement. The Special Meeting will be held in a virtual meeting format only. Shareholders will not have to travel to attend the meeting but will be able to view the meeting live and cast their votes by accessing a web link.

The Fund’s Board of Directors (the “Board”) approved the conversion of the Fund from a registered closed-end management investment company listed on the New York Stock Exchange (“NYSE”) to an unlisted, continuously offered registered closed-end management investment company that conducts quarterly repurchases of its shares pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended (the “1940 Act”) (sometimes referred to as an “interval fund”) (the “Conversion”). In connection with the Conversion, the Board approved a number of changes to the Fund that also require shareholder approval.

The purpose of the Special Meeting is to ask shareholders of the Fund to vote on the following proposals (collectively, the “Proposals”) in connection with the Conversion:

1.

The holders of shares of common stock (“Common Shares” and the holders thereof, “common shareholders”) and the holders of Variable Rate Demand Preferred Shares (“VRDP Shares” and the holders thereof, “VRDP Holders”) of the Fund are being asked to vote together as a single class to approve the adoption of a fundamental policy requiring the Fund to make quarterly offers to repurchase from shareholders between 5% and 25% of the Fund’s outstanding Common Shares at net asset value (“NAV”), pursuant to Rule 23c-3 under the 1940 Act.

2(A).	The common shareholders and the VRDP Holders of the Fund are being asked to vote together as a single class to approve a change in the Fund’s fundamental investment objective.

2(B).	The VRDP Holders of the Fund are being asked to vote as a separate class to approve the change in the Fund’s fundamental investment objective.

3(A).	The common shareholders and the VRDP Holders of the Fund are being asked to vote together as a single class to approve a change in the Fund’s fundamental 80% investment policy.

3(B).	The VRDP Holders of the Fund are being asked to vote as a separate class to approve the change in the Fund’s fundamental 80% investment policy.

4.	The common shareholders and the VRDP Holders of the Fund are being asked to vote together as a single class approve an Amended and Restated Investment Management Agreement of the Fund.

Shareholder approval of each Proposal is contingent upon shareholder approval of each other Proposal. Therefore, if the applicable shareholders do not approve each Proposal, then the approval of each other Proposal will be deemed null and the Conversion will not be implemented.

In addition, the Board also approved a number of other changes to the Fund in connection with the Conversion that do not require shareholder approval. These changes include, among others, a change in the Fund’s name to “BlackRock Municipal Credit Alpha Portfolio, Inc.,” the delisting of the Fund’s Common Shares from the NYSE, the redemption of the Fund’s VRDP Shares and the issuance of multiple classes of Common Shares. These changes are contingent upon the Fund receiving shareholder approval of each Proposal and are described in detail in the enclosed proxy statement.

The Board of the Fund unanimously recommends that you vote “FOR” each Proposal. In connection with your vote, we urge you to read the full text of the enclosed proxy statement. Please be certain to vote by telephone or via the Internet or sign, date and return the proxy card you receive from us.

You have received this proxy statement because you were a shareholder of record of the Fund on [ ], 2024 (the “Record Date”).

We would like to assure you of our commitment to ensuring that the Special Meeting provides shareholders with a meaningful opportunity to participate, including the ability to ask questions of the Board and management. To support these efforts, we will:

•	Provide for shareholders to begin logging into the Special Meeting at [ ] [a.m./p.m.] Eastern time on [ ], 2024, thirty minutes in advance of the Special Meeting.

•

Permit shareholders attending the Special Meeting to submit questions via live webcast during the Special Meeting by following the instructions available on the meeting website during the Special Meeting. Questions relevant to Special Meeting matters will be answered during the Special Meeting, subject to time constraints.

•	Engage with and respond to shareholders who ask questions relevant to Special Meeting matters that are not answered during the Special Meeting due to time constraints.

•

Provide the ability for participating shareholders who hold Fund shares in their name to vote or revoke their prior vote at the Special Meeting by following the instructions that will be available on the meeting website during the Special Meeting. Participating shareholders who are beneficial shareholders (that is if they hold Fund shares through a bank, broker, financial intermediary or other nominee) will not be able to vote at the Special Meeting unless they have registered in advance to attend the Special Meeting, as described below.

Your vote is important. Attendance at the Special Meeting will be limited to the Fund’s shareholders as of the Record Date.

If your shares in the Fund are registered in your name, you may attend and participate in the Special Meeting at [ ] by entering the control number found in the shaded box on your proxy card on the date and time of the Special Meeting. You may vote during the Special Meeting by following the instructions that will be available on the meeting website during the Special Meeting.

If you are a beneficial shareholder of the Fund (that is if you hold your shares of the Fund through a bank, broker, financial intermediary or other nominee) and want to attend the Special Meeting you must register in advance of the Special Meeting. To register, you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to Georgeson LLC, the Fund’s tabulator. You may email an image of your legal proxy to shareholdermeetings@computershare.com. Requests for registration must be received no later than 5:00 p.m. (Eastern time) three business days prior to the meeting date. You will receive a confirmation email from Georgeson LLC (through Computershare) of your registration and a control number and security code that will allow you to vote at the Special Meeting.

Even if you plan to attend the Special Meeting, please promptly follow the enclosed instructions to submit your voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating the proxy card you receive, and if received by mail, returning it in the accompanying postage-paid return envelope.

We encourage you to carefully review the enclosed materials, which explain these proposals in more detail. As a shareholder, your vote is important, and we hope that you will respond today to ensure that your shares will be represented at the Special Meeting. You may vote using one of the methods below by following the instructions on your proxy card or voting instruction form:

•	By touch-tone telephone;

•	By Internet;

•	By signing, dating and returning the enclosed proxy card or voting instruction form in the postage-paid envelope; or

•	By participating at the Special Meeting as described above.

If you do not vote using one of these methods, you may be called by Georgeson LLC, the Fund’s proxy solicitor, to vote your shares.

If you have any questions about the proposals to be voted on or the virtual Special Meeting, please call Georgeson LLC, the firm assisting us in the solicitation of proxies, toll free at (866) 679-6457.

Sincerely,

Janey Ahn

Secretary of the Fund

50 Hudson Yards, New York, NY 10001

IMPORTANT INFORMATION

FOR FUND SHAREHOLDERS

While we encourage you to read the full text of the enclosed proxy statement, for your convenience we have provided a brief overview of some of the important questions concerning the special meeting of shareholders (the “Special Meeting”) of BlackRock Municipal Income Fund, Inc. (the “Fund”) and the proposals to be voted on.

Questions and Answers

Q:	Why am I receiving the proxy statement?

A:

The Fund is holding the Special Meeting to seek shareholder approval of the proposals listed below (collectively, the “Proposals”) in connection with the conversion of the Fund from a registered closed-end management investment company listed on the New York Stock Exchange (the “NYSE”) to an unlisted, continuously offered registered closed-end management investment company operating pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended (the “1940 Act”) (sometimes referred to as an “interval fund”) (the “Conversion”). The Board of Directors (the “Board,” the members of which are referred to as “Board Members”) of the Fund has approved the changes contemplated by the Proposals and unanimously recommends that shareholders of the Fund vote in favor of each Proposal.

Proposal 1: The holders of shares of common stock (“Common Shares” and the holders thereof, “common shareholders”) and the holders of Variable Rate Demand Preferred Shares (“VRDP Shares” and the holders thereof, “VRDP Holders”) of the Fund are being asked to vote together as a single class to approve the adoption of a fundamental policy requiring the Fund to make quarterly offers to repurchase from shareholders between 5% and 25% of the Fund’s outstanding Common Shares at net asset value (“NAV”), pursuant to Rule 23c-3 under the 1940 Act.

Proposal 2(A): The common shareholders and the VRDP Holders of the Fund are being asked to vote together as a single class to approve a change in the Fund’s fundamental investment objective.

Proposal 2(B): The VRDP Holders of the Fund are being asked to vote as a separate class to approve a change in the Fund’s fundamental investment objective.

Proposal 3(A): The common shareholders and the VRDP Holders of the Fund are being asked to vote together as a single class to approve a change in the Fund’s fundamental 80% investment policy.

Proposal 3(B): The VRDP Holders of the Fund are being asked to vote as a separate class to approve a change in the Fund’s fundamental 80% investment policy.

Proposal 4: The common shareholders and the VRDP Holders of the Fund are being asked to vote together as a single class approve an Amended and Restated Investment Management Agreement of the Fund.

Shareholder approval of each Proposal is contingent upon shareholder approval of each other Proposal. Therefore, if the applicable shareholders do not approve each Proposal, then the approval of each other Proposal will be deemed null and the Conversion will not be implemented.

The enclosed proxy statement describes the Proposals and provides you with other information relating to the Special Meeting.

Q:	Did the Board approve any other changes to the Fund in connection with the Conversion?

A:

The Board approved a number of other changes to the Fund in connection with the Conversion that do not require shareholder approval. These changes include, among others, a change in the Fund’s name to “BlackRock Municipal Credit Alpha Portfolio, Inc.,” the delisting of the Fund’s Common Shares from the NYSE, the redemption of the Fund’s VRDP Shares and the issuance of multiple classes of Common Shares. The changes not requiring shareholder approval are contingent upon the Fund receiving shareholder approval of each Proposal. Such changes are described in detail in the section of the proxy statement entitled “Overview of the Conversion—Summary of Changes in Connection with the Conversion—Changes Not Requiring Shareholder Approval.”

1

These Questions and Answers and the enclosed proxy statement from time to time refer to the Fund as currently operated as an exchange-listed closed-end fund as “MUI” and to the Fund as proposed to be operated as an unlisted, continuously offered interval fund as “BMCAP.”

Q:

How will the structure of the Fund, which currently operates as an exchange-listed closed-end fund, differ following the Conversion, which will result in the Fund operating as an unlisted, continuously offered closed-end interval fund?

A:

Currently, in order to dispose of Fund shares, a shareholder must sell his or her Common Shares on the NYSE at market prices that may be greater than (at a premium to) or lower than (at a discount to) the Fund’s NAV. Historically, the Fund’s shares have traded at both a premium and a discount to NAV. In comparison, shares of BMCAP will not be listed for trading on a stock exchange, and BMCAP does not expect any secondary market to develop for its shares in the foreseeable future. To provide periodic liquidity to shareholders, BMCAP will have a fundamental policy that will require it to make quarterly offers to repurchase from shareholders between 5% and 25% of BMCAP’s outstanding Common Shares at NAV, subject to certain conditions. Therefore, BMCAP’s mandatory repurchase offers provide shareholders with the ability to sell a portion of their BMCAP shares back directly to BMCAP at NAV on a periodic basis. Such repurchases are referred to as “mandatory repurchases” because BMCAP will be required to conduct the repurchase offer except in certain limited circumstances. An investment in BMCAP, unlike MUI, is not a liquid investment.

In addition, as an interval fund, BMCAP will rely on an exemptive order granted by the Securities and Exchange Commission (the “SEC”) to issue multiple classes of Common Shares and BMCAP may offer additional classes of Common Shares in the future. Multiple share classes may allow BMCAP to be offered at varying minimum initial investment requirements and to a more diverse pool of investors based on certain eligibility requirements. The Fund’s Common Shares outstanding immediately prior to the Conversion will be redesignated as Institutional Shares effective upon the Conversion.

Q:	When is the Conversion expected to occur?

A:

Subject to shareholders approving the Proposals, the Conversion is expected to occur prior to December 31, 2024, following the completion of a tender offer, as described below. If the applicable shareholders do not approve each Proposal, then the approval of each other Proposal will be deemed null and the Conversion will not be implemented.

Q:	Why is the Conversion being proposed?

A:

BlackRock Advisors, LLC (the “Advisor”), the Fund’s investment adviser, and the Board believe that the interval fund structure of BMCAP is the optimal vehicle to take advantage of opportunities in the illiquid high yield municipal bond market going forward.

In determining to approve the Conversion, the Board also considered the benefits to the Fund’s shareholders of having: (1) the ability to sell their shares at quarterly intervals at the NAV per share instead of selling their shares on any business day in secondary market transactions at the market price, which could be lower than the NAV per share; and (2) the ability to purchase additional shares from the Fund at the NAV per share.

The Board also considered the Fund’s history with activist shareholders and that, based on information provided by management, interval funds historically have been less likely to be targeted by activist shareholders than exchange-listed closed-end funds and therefore present less risk of portfolio or other disruption from activist shareholders. The Board noted that Karpus Management, Inc. (“Karpus”) had submitted its own nominees and other shareholder proposals in connection with the Fund’s 2024 annual shareholder meeting and, under the terms of the Standstill Agreement (as defined below), Karpus agreed to withdraw these nominees and its other proposals. The Board, therefore, noted that the Conversion and the Standstill Agreement (as defined below) are expected to decrease the threat of future activist investor interference.

Q:	What are the Standstill Agreement and the Tender Offer?

A:

On May 3, 2024, the Fund and the Advisor entered into a standstill agreement (the “Standstill Agreement”) with Karpus, pursuant to which the Fund agreed to commence a cash tender offer to repurchase 50% of the Fund’s outstanding Common Shares at a price per share equal to 98% of the Fund’s NAV per Common Share determined following the expiration of the tender offer (the “Tender Offer”). The Tender Offer is contingent upon the Fund obtaining all necessary approvals for the Conversion by December 31, 2024. If the necessary approvals for the Conversion are not obtained by December 31, 2024, Karpus will be entitled in its sole discretion to extend the deadline for the Fund to obtain the approvals by up to 90 days upon written notice to the Fund. If the Fund does not obtain the necessary approvals prior to the deadline, the Fund is not required to conduct the Tender Offer. In such event, the Fund, the Advisor and Karpus have agreed to renegotiate the terms of the Standstill Agreement in good faith. During the effective period of the Standstill Agreement, Karpus, the Fund and the Advisor agreed to be bound by the terms of the Standstill Agreement, which include an agreement by Karpus to, among other things, abide by certain standstill covenants and vote its Common Shares on all proposals submitted to shareholders in accordance with the recommendation of the Board, including proposals submitted at the Special Meeting related to shareholder approval of the Conversion. See “Additional Information—Standstill Agreement” in the enclosed proxy statement for additional details regarding the Standstill Agreement.

2

If the Proposals are not approved and the Fund, the Advisor and Karpus are not able to renegotiate the terms of the Standstill Agreement, the Tender Offer and the Conversion will not be conducted and the Standstill Agreement will terminate.

Q:	What effect will the Conversion have on me as a shareholder?

A:

If you hold Common Shares of MUI as of the effective date of the Conversion, you will hold Institutional Shares of BMCAP immediately after the Conversion. Following the Conversion, you will be subject to the terms of BMCAP and will be permitted to sell your shares only through the quarterly repurchase offers described above.

The principal differences between MUI and BMCAP are described in the enclosed proxy statement.

Q:	What are the costs of the Conversion and who is responsible for paying the costs?

A:

The costs associated with the Conversion, including the costs associated with the Special Meeting, will be borne indirectly by the common shareholders of the Fund, regardless of whether the Conversion is completed. The estimated expenses in connection with the Conversion are $469,000. The actual costs associated with the Conversion may be more or less than the estimated costs discussed herein.

VRDP Holders are not expected to bear any costs of the Conversion.

Neither the Fund nor the Advisor will pay any direct expenses of shareholders arising out of or in connection with the Conversion (e.g., expenses incurred by a shareholder as a result of attending the Special Meeting, voting on the Conversion or other action taken by a shareholder in connection with the Conversion).

Q:	What if I do not wish to participate in the Conversion?

A:

The VRDP Shares are anticipated to be redeemed prior to the Conversion. Common shareholders that do not wish to hold shares of BMCAP following the Conversion may sell their Common Shares in the normal course on the NYSE prior to the Conversion. You will incur any fees (e.g., brokerage) and may incur taxable gain or loss based on difference between your tax basis in the shares and the amount you receive for them.

In addition, prior to the Conversion, common shareholders may tender their Common Shares for purchase by the Fund in the Tender Offer. If the Tender Offer is oversubscribed, the number of Common Shares purchased from each common shareholder may be prorated, with the result that common shareholders may only be able to have a portion of their Common Shares repurchased. However, common shareholders can sell any remaining Common Shares in the normal course on the NYSE for a period of time prior to the Conversion.

Q:	How will the Fund’s investment objectives, principal investment strategies and risks change following the Conversion?

A:

BMCAP will have a different investment objective than MUI. The current investment objective of MUI is to seek to provide common shareholders with high current income exempt from federal income taxes. The Board approved, and has recommended that shareholders of the Fund approve, changing the Fund’s investment objective to seek to provide attractive after-tax total return, through income and capital appreciation.

BMCAP will follow similar investment strategies and will be subject to similar risks as MUI. Like MUI, BMCAP will invest at least 80% of its investments in municipal securities that pay interest that is exempt from U.S. federal income taxes. However, while MUI invests at least 75% of its assets in investment grade municipal securities, BMCAP will invest at least 75% of its assets in municipal securities that are rated in the medium to lower categories by nationally recognized rating services and will have no limit on its investments in below investment grade municipal securities (sometimes referred to a “high yield” or “junk bonds”). Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that are considered speculative and may cause income and principal losses for BMCAP.

The differences in investment objectives and the principal investment strategies of MUI and BMCAP are more fully described in the enclosed proxy statement. Additional principal risks applicable to BMCAP that are not applicable to MUI, which are set forth in the enclosed proxy statement, are related to BMCAP’s operation as an interval fund and the need to satisfy quarterly repurchase requests.

3

Q:	How will the Fund’s Investment Management Agreement with the Advisor and the management fee change following the Conversion?

A:

At the Special Meeting, shareholders of the Fund will be asked to approve an Amended and Restated Investment Management Agreement between the Advisor and the Fund (the “Amended Investment Management Agreement”) to account for changes related to the Conversion. The terms of the Amended Investment Management Agreement are identical to those of the current Investment Management Agreement between the Advisor and the Fund (the “Current Investment Management Agreement”), except that, under the Amended Investment Management Agreement, the Advisor’s management fee will be a monthly fee in an amount equal to 0.90% of the Fund’s net assets, rather than a monthly fee in an amount equal to 0.55% of the Fund’s Managed Assets (as defined below). “Net Assets” means the total assets of the Fund minus the sum of its accrued liabilities. The liquidation preference of the VRDP Shares and any other outstanding preferred stock (other than accumulated dividends) is not considered a liability in determining the Fund’s Net Assets. “Managed Assets” means the sum of (i) the average daily value of the Fund’s Net Assets and (ii) the proceeds of any outstanding debt securities and borrowings used for leverage.

MUI’s management fee is based on the Fund’s total assets, including assets attributable to leverage, and is therefore charged on a larger asset base to the extent that MUI uses leverage, which it has done historically. As of January 31, 2024, MUI’s Managed Assets were $1,587,370,832, with leverage representing 39% of Managed Assets, and its net assets were $962,180,577. For the twelve months ended January 31, 2024, MUI’s effective management fee rate was 0.93% (calculated as a percentage of net assets). Conversely, BMCAP’s management fee will not include assets attributable to leverage. As a result, BMCAP’s contractual management fee is lower than MUI’s effective management fee rate (calculated as a percentage of net assets as of January 31, 2024). However, the Fund’s leverage levels are subject to change and BMCAP’s management fee rate may be higher or lower as compared to MUI’s effective management fee rate (calculated as a percentage of net assets). Based on BMCAP’s anticipated use of leverage in the near term following the Conversion, BMCAP’s management fee rate is anticipated to be lower as compared to MUI’s current effective management fee rate (calculated as a percentage of net assets).

The terms of Amended Investment Management Agreement and the basis for the Board approval of the Amended Investment Management Agreement are discussed in the section of the enclosed proxy statement entitled “Proposal 4—Approval of the Amended and Restated Investment Management Agreement.”

Q:	How will the Fund’s expenses change following the Conversion?

A:

The total expense ratio of BMCAP’s Institutional Shares is estimated to be lower than MUI’s total expense ratio for the twelve months ended January 31, 2024, with and without reflecting the effect of the Tender Offer. Holders of Common Shares immediately prior to the Conversion are expected to experience a reduction in their total expenses if the Conversion and Tender Offer are completed.

Set out below is comparison of the total expenses of MUI for the twelve months ended January 31, 2024 and the estimated total expenses of BMCAP’s Institutional Shares without reflecting the effect of the Tender Offer, as well as the estimated total expenses on a pro forma basis of BMCAP’s Institutional Shares assuming the Tender Offer is fully subscribed and completed (in each case, both including and excluding interest expense). If the Tender Offer is fully subscribed and completed, the Fund will repurchase 50% of its outstanding Common Shares, thereby reducing the Fund’s net assets by 50%, prior to the effective date of the Conversion. The Fund will repurchase less than 50% of its outstanding Common Shares in the Tender Offer if the Tender Offer is not fully subscribed, in which case BMCAP’s expenses are estimated to be lower than those set forth in the pro forma column.

Total Expense Ratios Including Interest Expense

MUI Common Shares	BMCAP Institutional Shares (without reflecting the effect of the Tender Offer)	Pro Forma BMCAP Institutional Shares (assuming the Tender Offer is fully subscribed and completed)
3.90%	1.20%	1.23%

4

Total Expense Ratios Excluding Interest Expense

MUI Common Shares	BMCAP Institutional Shares (without reflecting the effect of the Tender Offer)	Pro Forma BMCAP Institutional Shares (assuming the Tender Offer is fully subscribed and completed)
1.04%	0.97%	1.00%

A detailed comparison of the expenses of MUI’s Common Shares and BMCAP’s Institutional Shares (with and without reflecting the effect of the Tender Offer) is included in the enclosed proxy statement.

Q:	Will there be any changes to the investment adviser and other service providers or portfolio managers of the Fund following the Conversion?

A:	BlackRock Advisors, LLC will continue to be the Fund’s investment adviser, and the current portfolio managers of the Fund will continue to serve as the portfolio managers following the Conversion.

The Board approved a change in the Fund’s transfer agent and dividend reinvestment plan agent from Computershare Trust Company, N.A. to BNY Mellon Investment Servicing (U.S.) Inc. and the appointment of BlackRock Investments, LLC as the distributor of BMCAP’s Common Shares. Apart from these changes, there will be no other changes to the Fund’s service providers, which are set out in the enclosed proxy statement.

Q:	Will there be any tax consequences to me resulting from the Conversion?

A:	[The Conversion is not expected to trigger special distributions.]

Q:	When and where will the Special Meeting be held?

A:

The Special Meeting will be held on [ ], [ ], 2024, at [ ] [a.m./p.m.]. (Eastern time). The meeting will be held in a virtual meeting format only. Shareholders will not have to travel to attend the meeting but will be able to view the meeting live and cast their votes by accessing a web link.

Q:	How do I vote my shares?

A:

You can provide voting instructions by telephone, by calling the toll-free number on the proxy card, or by going to the Internet address provided on the proxy card and following the instructions. If you vote by telephone or via the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card. This code is designed to confirm your identity, provide access to the voting website and confirm that your voting instructions are properly recorded. Alternatively, if you received your proxy card by mail, you can vote your shares by signing and dating the proxy card and mailing it in the enclosed postage-paid envelope.

You may also vote at the meeting; however, even if you plan to attend the virtual meeting, we still encourage you to provide voting instructions by one of the methods discussed above. In addition, we ask that you please note the following:

If your shares in the Fund are registered in your name, you may attend and participate in the meeting at [ ] by entering the control number found in the shaded box on your proxy card on the date and time of the meeting. You may vote during the meeting by following the instructions that will be available on the meeting website during the meeting.

5

Also, if you are a beneficial shareholder of the Fund, you will not be able to vote at the virtual meeting unless you have registered in advance to attend the meeting. To register, you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to Georgeson LLC (“Georgeson”), the Fund’s tabulator. You may email an image of your legal proxy to shareholdermeetings@computershare.com. Requests for registration must be received no later than 5:00 p.m. (Eastern time) three business days prior to the meeting date. You will receive a confirmation email from Georgeson (through Computershare) of your registration and a control number and security code that will allow you to vote at the meeting.

Even if you plan to attend the Special Meeting, please promptly follow the enclosed instructions to submit your voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating the proxy card you receive, and if received by mail, returning it in the accompanying postage-paid return envelope.

Q:	Is the Fund paying for the cost of the proxy statement?

A:

The costs associated with the proxy statement, including the printing, distribution and proxy solicitation costs, will be borne by the Fund. Additional out-of-pocket costs, such as legal expenses and auditor fees, incurred in connection with the preparation of the proxy statement, also will be borne by the Fund.

The Fund and BlackRock, Inc. have retained Georgeson, 1290 Avenue of the Americas, 9th Floor, New York, NY 10104, a proxy solicitation firm, to assist in the distribution of proxy materials and the solicitation and tabulation of proxies. It is anticipated that Georgeson will be paid approximately $65,000 for such services (including reimbursements of out-of-pocket expenses).

Q:	Whom do I call if I have questions?

A:	If you need more information, or have any questions about voting, please call Georgeson, the Fund’s proxy solicitor, toll free at (866) 679-6457.

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation and no matter how large or small your holdings may be, we urge you to indicate your voting instructions on the enclosed proxy card, and if received by mail, date and sign it and return it promptly in the postage-paid envelope provided, or record your voting instructions by telephone or via the Internet. If you submit a properly executed proxy card but do not indicate how you wish your shares to be voted, your shares will be voted “FOR” the proposals in the enclosed proxy statement. If your shares of the Fund are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares as you instruct at the meeting.

6

July [ ], 2024

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON [ ], 2024

To the Shareholders:

A Special Meeting of the Shareholders of BlackRock Municipal Income Fund, Inc. (NYSE Ticker: MUI) (the “Fund”) will be held on [ ], 2024, at [ ] [a.m./p.m.] (Eastern time), to consider and vote on the following proposals (the “Special Meeting”), as more fully discussed in the accompanying proxy statement. The Special Meeting will be held in a virtual meeting format only. Shareholders will not have to travel to attend the Special Meeting but will be able to view the Special Meeting live and cast their votes by accessing a web link.

PROPOSAL 1.	The holders of shares of common stock (“Common Shares” and the holders thereof, “common shareholders”) and the holders of Variable Rate Demand Preferred Shares (“VRDP Shares” and the holders thereof, “VRDP Holders”) of the Fund are being asked to vote together as a single class to approve the adoption of a fundamental policy requiring the Fund make quarterly offers to repurchase from shareholders between 5% and 25% of the Fund’s outstanding Common Shares at net asset value (“NAV”), pursuant to Rule 23c-3 under the 1940 Act.

PROPOSAL 2(A).	The common shareholders and VRDP Holders of the Fund are being asked to vote together as a single class to approve a change in the Fund’s fundamental investment objective.

PROPOSAL 2(B).	The VRDP Holders of the Fund are being asked to vote as a separate class to approve the change in the Fund’s fundamental investment objective.

PROPOSAL 3(A).	The common shareholders and VRDP Holders of the Fund are being asked to vote together as a single class to approve a change in the Fund’s fundamental 80% investment policy.

PROPOSAL 3(B).	The VRDP Holders of the Fund are being asked to vote as a separate class to approve the change in the Fund’s fundamental 80% investment policy.

PROPOSAL 4.	The common shareholders and VRDP Holders of the Fund are being asked to vote together as a single class approve an Amended and Restated Investment Management Agreement of the Fund.

The purpose of the Special Meeting is to seek shareholder approval of the above-listed proposals in connection with the conversion of the Fund from a registered closed-end management investment company listed on the New York Stock Exchange (“NYSE”) to an unlisted, continuously offered registered closed-end management investment company operating as an “interval fund” pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended (the “Conversion”).

Shareholder approval of each Proposal is contingent upon shareholder approval of each other Proposal. Therefore, if the applicable shareholders do not approve each Proposal, then the approval of each other Proposal will be deemed null and the Conversion will not be implemented.

Your Board unanimously recommends that you vote “FOR” each Proposal with respect to which you are being asked to vote.

Shareholders of record of the Fund as of the close of business on [ ], 2024 (the “Record Date”) are entitled to vote at the Special Meeting and at any adjournments, postponements or delays thereof.

Please be certain to vote by telephone or via the Internet or sign, date and return each proxy card you receive from us.

If you have any questions about the Proposals to be voted on or the virtual Meeting, please call Georgeson LLC, the firm assisting us in the solicitation of proxies, toll free at (866) 679-6457.

By Order of the Board,

Janey Ahn

Secretary of the Fund

50 Hudson Yards, New York, NY 10001

Page
PROXY STATEMENT	1

OVERVIEW OF THE CONVERSION	5

PROPOSAL 1—APPROVAL OF THE ADOPTION OF THE FUNDAMENTAL POLICY REQUIRING THE FUND TO MAKE QUARTERLY OFFERS TO REPURCHASE FROM SHAREHOLDERS BETWEEN 5% AND 25% OF THE FUND’S OUTSTANDING COMMON SHARES AT NAV, PURSUANT TO RULE 23C-3 UNDER THE 1940 ACT	14

PROPOSAL 2—APPROVAL OF THE CHANGE IN THE FUND’S FUNDAMENTAL INVESTMENT OBJECTIVE	15

PROPOSAL 3—APPROVAL OF THE CHANGE IN THE FUND’S FUNDAMENTAL 80% INVESTMENTPOLICY	16

PROPOSAL 4—APPROVAL OF THE AMENDED AND RESTATED INVESTMENT MANAGEMENT AGREEMENT	17

VOTE REQUIRED AND MANNER OF VOTING PROXIES	24

INFORMATION REGARDING THE ADVISOR AND THE FUND	25

ADDITIONAL INFORMATION	26

Appendix A – Comparison of Investment Objectives and Principal Investment Strategies	A-1

Appendix B – Additional Risks of BMCAP	B-1

Appendix C – Amended and Restated Investment ManagementAgreement	C-1

[Appendix D – Funds With Similar Investment Objective]	D-1

i

PRELIMINARY COPY SUBJECT TO COMPLETION

SPECIAL MEETING OF SHAREHOLDERS

[ ], 2024

PROXY STATEMENT

This proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Municipal Income Fund, Inc. (the “Fund”). The proxies will be voted at the special meeting (the “Special Meeting”) of shareholders of the Fund and at any and all adjournments, postponements or delays thereof. The Special Meeting will be held on [ ], 2024, at [ ] (Eastern time). The Special Meeting will be held in a virtual meeting format only. Shareholders will not have to travel to attend the Special Meeting, but will be able to view the meeting live, have a meaningful opportunity to participate, including the ability to ask questions of management, and cast their votes by accessing a web link.

The purpose of the Meeting is to seek shareholder approval of following proposals in connection with the conversion of the Fund from a registered closed-end management investment company listed on the New York Stock Exchange (“NYSE”) to an unlisted, continuously offered registered closed-end management investment company operating as an “interval fund” pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended (the “Conversion”).

PROPOSAL 1.	The holders of shares of common stock (“Common Shares” and the holders thereof, “common shareholders”) and the holders of Variable Rate Demand Preferred Shares (“VRDP Shares” and the holders thereof, “VRDP Holders”) of the Fund are being asked to vote together as a single class to approve the adoption of a fundamental policy requiring the Fund to make quarterly offers to repurchase from shareholders between 5% and 25% of the Fund’s outstanding Common Shares at net asset value (“NAV”), pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended (the “1940 Act”).

PROPOSAL 2(A).	The common shareholders and VRDP Holders of the Fund are being asked to vote together as a single class to approve a change in the Fund’s fundamental investment objective.

PROPOSAL 2(B).	The VRDP Holders of the Fund are being asked to vote as a separate class to approve the change in the Fund’s fundamental investment objective.

PROPOSAL 3(A).	The common shareholders and VRDP Holders of the Fund are being asked to vote together as a single class to approve a change in the Fund’s fundamental 80% investment policy.

PROPOSAL 3(B).	The VRDP Holders of the Fund are being asked to vote as a separate class to approve the change in the Fund’s fundamental 80% investment policy.

PROPOSAL 4.	The common shareholders and VRDP Holders of the Fund are being asked to vote together as a single class approve an Amended and Restated Investment Management Agreement of the Fund.

Shareholder approval of each Proposal is contingent upon shareholder approval of each other Proposal. Therefore, if the applicable shareholders do not approve each Proposal, then the approval of each other Proposal will be deemed null and the Conversion will not be implemented.

Distribution to shareholders of this Proxy Statement and the accompanying materials will commence on or about [ ], 2024.

The Fund is organized as a Maryland corporation. The Fund is a closed-end management investment company registered under the 1940 Act. The Fund’s Common Shares are listed on the NYSE under the symbol “MUI.” The Fund’s VRDP Shares are not listed on any exchange and have not been registered under the Securities Act of 1933, as amended, or any state securities laws.

Shareholders of record of the Fund as of the close of business on [ ], 2024 (the “Record Date”) are entitled to notice of and to vote at the Special Meeting and at any and all adjournments, postponements or delays thereof. Shareholders of the Fund are entitled to one vote for each share held, with no shares having cumulative voting rights. The VRDP Holders of the Fund will have equal voting rights with the holders of Common Shares. The holders of Common Shares and the VRDP Holders will vote together as a single class on Proposal 1, Proposal 2(A), Proposal 3(A) and Proposal 4. In addition, the VRDP Holders will vote as a separate class on Proposal 2(B) and Proposal 3(B). The quorum and voting requirements for the Fund are described in the section herein entitled “Vote Required and Manner of Voting Proxies.”

The number of Common Shares outstanding as of the close of business on the Record Date, the number of Preferred Shares of the Fund outstanding as of the close of business on the Record Date, and the managed assets of the Fund on the Record Date are [ ] Common Shares, [5,617] Preferred Shares and $[ ], respectively. “Managed assets” means the total assets of the Fund minus its accrued liabilities (other than aggregate indebtedness constituting financial leverage).

Even if you plan to attend the Special Meeting, please sign, date and return the proxy card you receive or, if you provide voting instructions by telephone or via the Internet, please vote on the proposals affecting the Fund. If you vote by telephone or via the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card. This code is designed to confirm your identity, provide access to the voting website and confirm that your voting instructions are properly recorded.

All properly executed proxies received prior to the Special Meeting will be voted at the Special Meeting and at any and all adjournments, postponements or delays thereof. On any matter coming before the Special Meeting as to which a shareholder has specified a choice on that shareholder’s proxy, the shares will be voted accordingly. If a proxy card is properly executed and returned and no choice is specified with respect to the Proposals, the shares will be voted “FOR” the Proposals. Shareholders who execute proxies or provide voting instructions by telephone or via the Internet may revoke them with respect to the Proposals at any time before a vote is taken on the Proposals by filing with the Fund a written notice of revocation (addressed to the Secretary of the Fund at the principal executive offices of the Fund at the New York address provided herein), by delivering a duly executed proxy bearing a later date, or by attending the virtual Special Meeting and voting at the Special Meeting, in all cases prior to the exercise of the authority granted in the proxy card. Merely attending the Special Meeting, however, will not revoke any previously executed proxy. If you hold shares through a bank, broker or other intermediary, please consult your bank, broker or intermediary regarding your ability to revoke voting instructions after such instructions have been provided.

If your shares in the Fund are registered in your name, you may attend and participate in the Special Meeting at [ ] by entering the control number found in the shaded box on your proxy card on the date and time of the Special Meeting. You may vote during the Special Meeting by following the instructions that will be available on the Special Meeting website during the Special Meeting. If you are a beneficial shareholder of the Fund (that is if you hold your shares of the Fund through a bank, broker, financial intermediary or other nominee) you will not be able to vote at the virtual Special Meeting unless you have registered in advance to attend the Special Meeting. To register, you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to Georgeson LLC (“Georgeson”), the Fund’s tabulator. You may email an image of your legal proxy to shareholdermeetings@computershare.com. Requests for registration must be received no later than 5:00 p.m. (Eastern time) three business days prior to the Special Meeting date. You will receive a confirmation email from Georgeson (through Computershare) of your registration and a control number and security code that will allow you to vote at the Special Meeting. Even if you plan to participate in the virtual Special Meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating the proxy card and voting instruction form you receive, and returning it in the accompanying postage-paid return envelope.

The Fund will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a shareholder upon request. Such requests should be directed to the Fund at 50 Hudson Yards, New York, NY 10001, or by calling toll free at 1-800-882-0052. Copies of annual and semi-annual reports of the Fund are also available on the EDGAR Database on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

BlackRock, Inc. (“BlackRock”) will update performance and certain other data for the Fund on a monthly basis on its website in the “Closed-End Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Fund. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this Proxy Statement.

Please note that only one annual or semi-annual report or this Proxy Statement may be delivered to two or more shareholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or semi-annual report or this Proxy Statement, or for instructions on how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the Fund at the New York address and phone number provided above.

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation and no matter how large or small your holdings may be, we urge you to indicate your voting instructions on the enclosed proxy card, and if received by mail, date and sign it and return it promptly in the postage-paid envelope provided, or record your voting instructions by telephone or via the Internet. If you submit a properly executed proxy card but do not indicate how you wish your shares to be voted, your shares will be voted “FOR” each Proposal. If your shares of the Fund are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares as you instruct at the Special Meeting.

YOUR VOTE IS IMPORTANT.

PLEASE VOTE PROMPTLY BY SIGNING AND RETURNING THE

ENCLOSED PROXY CARD/VOTING INSTRUCTION FORM OR BY RECORDING YOUR

VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET, NO MATTER HOW

MANY SHARES YOU OWN.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR

THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON [    ], 2024.

THE PROXY STATEMENT FOR THIS MEETING IS AVAILABLE AT:

https://www.proxy-direct.com/blk-34046

OVERVIEW OF THE CONVERSION

This Proxy Statement from time to time refers to the Fund as currently operated as a listed closed-end fund as “MUI” and to the Fund as proposed to be operated as an unlisted, continuously offered interval fund as “BMCAP.”

Background

Interval Fund Conversion

If each Proposal is approved by shareholders, the Fund will convert from a registered closed-end management investment company listed on the New York Stock Exchange (“NYSE”) to an unlisted, continuously offered registered closed-end management investment company that conducts periodic repurchases of its shares pursuant to Rule 23c-3 under the 1940 Act (sometimes referred to as an “interval fund”) (the “Conversion”) after conducting the Tender Offer (as defined below). Prior to the effective date of the Conversion, the Fund will delist from the NYSE and will also take other actions in anticipation of the Conversion, including the redemption of the Fund’s outstanding VRDP Shares.

Effective upon the Conversion, the Fund will be renamed BlackRock Municipal Credit Alpha Portfolio, Inc. (“BMCAP”) and will operate as an unlisted, continuously offered interval fund pursuant to Rule 23c-3 under the 1940 Act. BlackRock Advisors, LLC (the “Advisor”) will continue to be the Fund’s investment adviser, and the current portfolio managers of the Fund will continue to serve as the portfolio managers.

BMCAP will have a different investment objective than MUI, and will follow similar investment strategies and will be subject to similar risks as MUI. Like MUI, BMCAP will invest at least 80% of its investments in municipal securities that pay interest that is exempt from U.S. federal income taxes. However, while MUI invests at least 75% of its assets in investment grade municipal securities, BMCAP will invest at least 75% of its assets in municipal securities that are rated in the medium to lower categories by nationally recognized rating services and will have no limit on its investments in below investment grade municipal securities (sometimes referred to a “high yield” or “junk bonds”). Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that are considered speculative and may cause income and principal losses for BMCAP. A comparison of the investment objective and principal investment strategies of each of MUI and BMCAP is set out in Appendix A. Additional principal risks applicable to BMCAP that are not applicable to MUI, which are set forth in Appendix B, are related to BMCAP’s operation as an interval fund and the need to satisfy quarterly repurchase requests. The Advisor and the Board believe that the interval fund structure of BMCAP is the optimal vehicle to take advantage of opportunities in the illiquid high yield municipal bond market going forward.

BMCAP may offer additional classes of Common Shares in the future. Multiple share classes would allow BMCAP to be offered at varying minimum initial investment requirements and to a more diverse pool of investors based on their eligibility. The Fund’s Common Shares outstanding immediately prior to the Conversion will be redesignated as Institutional Shares effective upon the Conversion. Accordingly, current shareholders of the Fund who do not dispose of their Common Shares prior to the Conversion through the Tender Offer and/or sales on the NYSE will hold Institutional Shares of BMCAP following the Conversion.

If shareholders approve the Proposals and the Conversion is implemented, the interval fund structure of BMCAP, which requires BMCAP to commit to mandatory quarterly repurchase offers pursuant to Rule 23c-3 under the 1940 Act, will offer the benefits of a closed-end vehicle that will enable shareholders to pursue similar principal investment strategies without the risk that shareholders might have to sell their Common Shares at a discount to the Fund’s net asset value (“NAV”) in order to exit their investment in the Fund. Currently, in order to dispose of Fund Common Shares, a shareholder must sell his or her Common Shares on the NYSE at market prices that may be greater than (at a premium to) or lower than (at a discount to) the Fund’s NAV. Historically, the Fund’s Common Shares have traded at both a premium and a discount to NAV. In comparison, Common Shares of BMCAP will not be listed for trading on a stock exchange, and BMCAP does not expect any secondary market to develop for its Common Shares in the foreseeable future. To provide periodic liquidity to shareholders, BMCAP will have a fundamental policy that will require it to make quarterly offers to repurchase from shareholders between 5% and 25% of BMCAP’s outstanding Common Shares at NAV, subject to certain conditions. Therefore, BMCAP’s mandatory repurchase offers provide shareholders with the ability to sell a portion of their BMCAP shares back directly to BMCAP at NAV on a periodic basis. Such repurchases are referred to as “mandatory repurchases” because BMCAP will be required to conduct the repurchase offer unless except in certain limited circumstances.

In addition, current MUI shareholders who hold Institutional Shares following the Conversion are expected to experience a reduction in the total expense ratio paid by shareholders in light of BMCAP’s lower estimated use of leverage, among other factors. The Conversion also has the potential to expand the Fund’s presence in distribution channels as a continuously offered interval fund, which could increase the Fund’s asset base. If the Fund’s assets increase due to the potential enhanced distribution opportunities, investors in the Fund may benefit from potential long-term economies of scale, including reduced expenses.

The costs associated with the Conversion, including the costs associated with the Special Meeting, will be borne indirectly by the common shareholders of the Fund, regardless of whether the Conversion is completed. The estimated expenses in connection with the Conversion are $469,000. VRDP Holders are not expected to bear any costs of the Conversion. Neither the Fund nor the Advisor will pay any direct expenses of shareholders arising out of or in connection with the Conversion (e.g., expenses incurred by a shareholder as a result of attending the Special Meeting, voting on the Conversion or other action taken by a shareholder in connection with the Conversion). The actual costs associated with the Conversion may be more or less than the estimated costs discussed herein.

Standstill Agreement and Tender Offer

On May 3, 2024, the Fund and the Advisor entered into a standstill agreement (the “Standstill Agreement”) with Karpus Management, Inc. (“Karpus”), pursuant to which the Fund agreed to commence a cash tender offer to repurchase 50% of the Fund’s outstanding Common Shares at a price per share equal to 98% of the Fund’s NAV per Common Share determined following the expiration of the tender offer (the “Tender Offer”). The Tender Offer is contingent upon the Fund obtaining all necessary approvals for the Conversion by December 31, 2024. If the necessary approvals for the Conversion are not obtained by December 31, 2024, Karpus will be entitled in its sole discretion to extend the deadline for the Fund to obtain the approvals by up to 90 days upon written notice to the Fund. If the Fund does not obtain the necessary approvals prior to the deadline, the Fund is not required to conduct the Tender Offer. In such event, the Fund, the Advisor and Karpus have agreed to renegotiate the terms of the Standstill Agreement in good faith. During the effective period of the Standstill Agreement, Karpus, the Fund and the Advisor agreed to be bound by the terms of the Standstill Agreement, which include an agreement by Karpus to, among other things, abide by certain standstill covenants and vote its Common Shares on all proposals submitted to shareholders in accordance with the recommendation of the Board, including proposals submitted at the Special Meeting related to shareholder approval of the Conversion. See “Additional Information—Standstill Agreement” for additional details regarding the Standstill Agreement.

Pursuant to the Standstill Agreement, if each Proposal is approved by the Fund’s shareholders, the Fund will conduct the Tender Offer for 50% of the Fund’s outstanding Common Shares, which will provide shareholders with the opportunity to sell their Common Shares at 98% of NAV, prior to the Conversion. If the Tender Offer is oversubscribed, the number of Common Shares purchased from each shareholder may be prorated, with the result that shareholders may only be able to have a portion of their Common Shares repurchased. However, current MUI shareholders seeking to exit the Fund prior to the Conversion will be able to sell their remaining MUI Common Shares on the NYSE prior to the effective date of the Conversion.

If the Proposals are not approved and the Fund, the Advisor and Karpus are not able to renegotiate the terms of the Standstill Agreement, the Tender Offer and the Conversion will not be conducted and the Standstill Agreement will terminate.

Board Considerations

The Board met on May 3, 2024 to review and consider the Conversion, the Standstill Agreement and the Tender Offer and subsequently on June 6-7, 2024 to further review and consider the Conversion. The Board Members who are not “interested persons” of the Fund, as that term is defined in the 1940 Act (the “Independent Board Members”), were advised on this matter by independent counsel to the Independent Board Members. The Board, including the Independent Board Members, received written materials from the Advisor containing relevant information about the Standstill Agreement, the Tender Offer and the Conversion, including, among other information, a description of the key terms of the Standstill Agreement and negotiations with Karpus, a description of the benefits and considerations for the Fund and its shareholders in connection with the Tender Offer and the Conversion, as well as the Fund’s proposed operation as an interval fund, and fee and expense information on an actual and pro forma basis.

The Board reviewed detailed comparative information on the following topics with respect to the Fund, as currently structured, and the proposed interval fund: (1) investment objectives and policies; (2) portfolio management and liquidity requirements; (3) portfolio composition; (4) current expense ratios and expense structures, including contractual investment advisory fees; (5) the expected tax implications of the Conversion to the Fund and shareholders; and (6) the differences in operation between an exchange-listed closed-end fund like the Fund and an interval fund like BMCAP.

The Board also considered the benefits to the Fund’s shareholders of having: (1) the ability to sell their shares at quarterly intervals at the NAV per share instead of selling their shares on any business day in secondary market transactions at the market price, which could be lower than the NAV per share; and (2) the ability to purchase additional shares from the Fund at the NAV per share.

The Board also considered the Fund’s history with activist shareholders and that, based on information provided by management, interval funds historically have been less likely to be targeted by activist shareholders than exchange-listed closed-end funds and therefore present less risk of portfolio or other disruption from activist shareholders. The Board noted that Karpus had submitted its own nominees and other shareholder proposals in connection with the Fund’s 2024 annual shareholder meeting and, under the terms of the Standstill Agreement, Karpus agreed to withdraw these nominees and its other proposals. The Board, therefore, noted that the Conversion and the Standstill Agreement are expected to decrease the threat of future activist investor interference.

Based upon the information received by the Board, including the information and considerations described above but without identifying any single factor as all-important or controlling, the Board concluded that the Fund should enter into the Standstill Agreement, and take steps necessary to effect the Tender Offer and the Conversion. The Board approved the Standstill Agreement and the Tender Offer at the meeting held on May 3, 2024, and approved the Conversion at the meeting held on June 6-7, 2024.

Summary of Changes in Connection with the Conversion

The Board approved a number of changes to the Fund in connection with the Conversion, which are summarized below.

Changes Requiring Shareholder Approval

The following changes approved by the Board in connection with the Conversion also require shareholder approval, as described in more detail in this Proxy Statement:

•

Adoption of Fundamental Policy to Conduct Quarterly Offers to Repurchase from Shareholders Between 5% and 25% of Outstanding Shares at NAV (Proposal 1). In order to operate as an interval fund, the Fund must adopt a fundamental policy to make periodic offers to repurchase between 5% and 25% of its outstanding shares at NAV pursuant to Rule 23c-3 under the 1940 Act, subject to shareholder approval of such fundamental policy. A “fundamental” policy is a policy of the Fund may not be changed without the “vote of a majority of the outstanding voting securities,” as defined in the 1940 Act (a “1940 Act Majority Vote”), of the Fund. The Board approved the adoption of the Interval Fund Policy (as defined below) as a fundamental policy of the Fund. For additional information, see the discussion of Proposal 1 below.

•

Change in the Fund’s Fundamental Investment Objective (Proposal 2). The Board approved a change in the Fund’s fundamental investment objective in connection with the changes to the Fund’s strategies. A comparison of the investment objective and principal investment strategies of each of MUI and BMCAP is set out in Appendix A. For additional information, see the discussion of Proposal 2 below.

•

Change in the Fund’s Fundamental 80% Investment Policy (Proposal 3). In connection with the changes to the Fund’s investment strategies, the Board approved an amended fundamental 80% investment policy that is substantially similar to the Fund’s current fundamental 80% investment policy but which reflects certain changes to streamline the policy. For additional information, see the discussion of Proposal 3 below.

•

Amended and Restated Investment Management Agreement of the Fund (Proposal 4). In connection with the Conversion, the Board approved amending and restating the Fund’s investment management agreement to change the Fund’s management fee from 0.55% of Managed Assets (as defined below) to 0.90% of net assets. “Managed Assets” means the sum of (i) the average daily value of the Fund’s Net Assets and (ii) the proceeds of any outstanding debt securities and borrowings used for leverage. “Net Assets” means the total assets of the Fund minus the sum of its accrued liabilities. The liquidation preference of the VRDP Shares and any other outstanding preferred stock (other than accumulated dividends) is not considered a liability in determining the Fund’s Net Assets. As a result of the change in management fee calculation methodology (i.e., the change from Managed Assets to net assets (which excludes assets attributable to leverage)), BMCAP’s management fee is expected be lower than MUI’s current management fee rate (as a percentage of MUI’s net assets); however, leverage levels are subject to change and BMCAP’s management fee rate may be higher or lower as compared to MUI’s effective management fee rate (calculated as a percentage of net assets). Based on BMCAP’s anticipated use of leverage in the near term following the Conversion, BMCAP’s management fee rate is anticipated to be lower as compared to MUI’s current effective management fee rate (calculated as a percentage of net assets). For additional information, see the discussion of Proposal 4 below.

The Board has approved each of the changes described above and unanimously recommends that shareholders of the Fund vote FOR each of the Proposals.

Each of the changes summarized above (and further described below in the discussion of the applicable Proposal) is contingent upon shareholder approval of each of the other Proposals.

Changes Not Requiring Shareholder Approval

The following changes approved by the Board in connection with the Conversion do not require shareholder approval:

•

Change in the Fund’s Name. In connection with the changes in the Fund’s investment objective and principal investment strategies, the Board approved a change in the Fund’s name from “BlackRock Municipal Income Fund, Inc.” to “BlackRock Municipal Credit Alpha Portfolio, Inc.” effective upon the Conversion.

•

Changes to Non-Fundamental Investment Policies. The Board approved the removal of (i) a non-fundamental investment policy requiring the Fund to invest at least 75% of its total assets in “investment grade” municipal bonds and (ii) a non-fundamental investment policy limiting the Fund’s investments in below investment grade municipal bonds (sometimes referred to a “high yield” or “junk bonds”) to 25% of the Fund’s total assets. In addition, the Board approved the adoption of a non-fundamental policy to invest at least 75% of the Fund’s assets in municipal bonds that are rated in the medium to lower categories by nationally recognized rating services (for example, Baa or lower by Moody’s Investors Service, Inc. or BBB or lower by S&P Global Ratings or Fitch Ratings, Inc.) or non-rated securities which are of comparable quality by the Advisor. These changes would take effect upon the Conversion. A comparison of the investment objective and principal investment strategies of each of MUI and BMCAP is set out in Appendix A.

•

Redemption of Preferred Shares. MUI currently uses leverage through the issuance of preferred shares (i.e., the VRDP Shares) and investment in tender option bonds (“TOBs”) (also known as “inverse floaters”). It is expected that BMCAP will leverage a smaller portion of its assets using only TOBs. Accordingly, the Board approved the redemption of the Fund’s outstanding VRDP Shares in advance of the Conversion.

•

Delisting of the Fund from the NYSE. As the Institutional Shares will not be traded on a national securities exchange, the Board approved the delisting of the Fund’s Common Shares from the NYSE prior to the Conversion. As noted above, prior to the delisting of the Fund, the Fund will conduct the Tender Offer for 50% of the Fund’s outstanding Common Shares. If the Tender Offer is oversubscribed, the number of Common Shares purchased from each shareholder may be prorated, with the result that shareholders may only be able to have a portion of their Common Shares repurchased. However, MUI shareholders seeking to exit the Fund prior to the Conversion will be able to sell their remaining MUI Common Shares on the NYSE prior to the effective date of the Conversion.

•

Declassification of the Board of Directors. The Fund’s Board is currently classified into three classes of Board Members: Class I, Class II and Class III. Each class is elected at an annual meeting of shareholders for a three-year term. The Fund currently holds meetings of shareholders to elect directors on an annual basis pursuant to requirements of the NYSE. The Fund will no longer be subject to such requirements after it delists from the NYSE and will be required to hold shareholder meetings to elect Board Members only to the extent required by the 1940 Act. Accordingly, the Board approved the declassification of the Board effective upon the Conversion.

•

Bylaw Amendments. The Fund’s Amended and Restated Bylaws (the “Bylaws”) currently reflect the Fund’s classified Board structure and the three-year term of office for each Board Member. The Board approved amendments to the Bylaws to remove the provisions relating to the Fund’s classified Board structure and three-year terms and to reflect that BMCAP will be required to hold shareholder meetings to elect Board Members only to the extent required by the 1940 Act.

•

Issuance of Multiple Share Classes. The Board approved BMCAP’s reliance on an exemptive order issued by the SEC (the “Multi-Class Exemptive Relief”) to permit BMCAP to issue multiple classes of shares. The Board also approved the redesignation of the Fund’s outstanding Common Shares as the Institutional Shares. The Multi-Class Order requires, among other things, the Fund to comply with Rule 18f-3 under the 1940 Act, the provisions of which require a fund’s board to adopt a plan setting forth the separate arrangement and expense allocation of each share class of a fund. Accordingly, the Board also approved a multi-class plan specifying the separate arrangements and expense allocations of BMCAP’s share classes (the “Multi-Class Plan”).

•

Adoption of a Distribution and Servicing Plan. Pursuant to the requirements of the Multi-Class Exemptive Relief, the Board approved the adoption of a distribution and servicing plan in compliance with the provisions of Rule 12b-1 under the 1940 Act (the “Distribution and Servicing Plan”) in order to impose asset-based distribution and/or service fees on certain share classes that may be offered by the Fund in the future.

•

Distribution Agreement and Dealer Agreement. The Board approved a distribution agreement between the Fund and BlackRock Investments, LLC (the “Distributor”) pursuant to which the Distributor will serve as the distributor of BMCAP’s shares and serve in that capacity on a reasonable best efforts basis, subject to various conditions. The Board also approved a form of dealer agreement to be entered into between the Distributor and additional selling agents (each, a “Dealer”).

•

Change in Transfer Agent and Dividend Reinvestment Plan Agent. The Board approved a change in the Fund’s transfer agent and dividend reinvestment plan agent from Computershare Trust Company, N.A. to BNY Mellon Investment Servicing (U.S.) Inc. in connection with the change in the Fund’s operations from a listed closed-end fund to an unlisted, continuously offered interval closed-end fund.

•

Approval of Level Distribution Policy. The Board approved the adoption of a level distribution policy pursuant to which the Fund will, consistent with its investment objectives and policies, distribute a level monthly distribution of income, capital gains and/or return of capital. If sufficient income (inclusive of net investment income and short-term capital gains) is not earned on a monthly basis, the Fund will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution.

•

Change in Automatic Dividend Reinvestment Plan. The Board approved changes to the Fund’s Automatic Divided Reinvestment Plan to reflect, among other things, the change in dividend reinvestment plan agent and that automatic dividend reinvestments will no longer be effected through purchases of Common Shares on the NYSE.

•

Changes to Compliance Program. The Board approved the adoption of compliance policies and procedures applicable to interval funds, including liquidity procedures designed to ensure BMCAP’s holdings are sufficiently liquid so that it can comply with its fundamental policy to periodically repurchase shares, as required by Rule 23c-3 under the 1940 Act. The Board also approved the appointment of an Anti-Money Laundering Compliance Officer.

Each of the changes described above is contingent upon the Fund receiving shareholder approval of each Proposal.

Fee and Expense Comparison

Holders of Common Shares of MUI immediately prior to the Conversion will hold Institutional Shares of BMCAP following the Conversion and are expected to experience a reduction in their total expenses if the Conversion and Tender Offer are completed. The tables below provide a summary comparison of the expenses of MUI for the twelve months ended January 31, 2024 and the estimated expenses of BMCAP’s Institutional Shares without reflecting the effect of the Tender Offer, as well as the estimated expenses on a pro forma basis of BMCAP’s Institutional Shares assuming the Tender Offer is fully subscribed and completed. If the Tender Offer is fully subscribed and completed, the Fund will repurchase 50% of its outstanding Common Shares, thereby reducing the Fund’s net assets by 50%, prior to the effective date of the Conversion. The Fund will repurchase less than 50% of its outstanding Common Shares in the Tender Offer if the Tender Offer is not fully subscribed, in which case BMCAP’s expenses are estimated to be lower than those set forth in the pro forma column.

	MUI Common Shares	BMCAP Institutional Shares (without reflecting the effect of the Tender Offer)	Pro Forma BMCAP Institutional Shares (assuming the Tender Offer is fully subscribed and completed)
Shareholder Transaction Fees (Fees paid directly from your investment)
Maximum Sales Load Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Load (as a percentage of offering price or repurchase proceeds, whichever is lower)	None	None	None
Dividend Reinvestment Plan Fees	$0.02 per share for open market purchases of common shares(1)	None(2)	None(2)
Repurchase Fee	None	None(3)	None(3)

	MUI Common Shares		BMCAP Institutional Shares (without reflecting the effect of the Tender Offer)		Pro Forma BMCAP Institutional Shares (assuming the Tender Offer is fully subscribed and completed)
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the average net assets attributable to the shares, assuming the use of leverage)
Management Fee(4)	0.93	%(5)	0.90%		0.90%
Distribution and Servicing Fee	None		None		None
Interest Expense	2.86	%(6)	0.23	%(7)	0.23	%(7)
Other Expenses	0.10%		0.06%		0.09%
Acquired Fund Fees and Expenses	0.01%		0.01%		0.01%
Total Annual Fund Operating Expenses	3.90%		1.20%		1.23%
Fee Waivers and/or Expense Reimbursements(4)	—		—		—
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursement	3.90%		1.20%		1.23%

(1)

The fees paid to Computershare Trust Company, N.A., the dividend reinvestment plan agent for MUI, for the handling of the reinvestment of dividends will be paid by MUI. However, each participant will pay a $0.02 per share fee incurred in connection with open-market purchases, which will be deducted from the value of the dividend. You will also be charged a $2.50 sales fee and a $0.15 per share sold brokerage commission fee if you direct Computershare Trust Company, N.A. to sell your common shares held in a dividend reinvestment account. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay.

(2)

The fees paid to BNY Mellon Investment Servicing (US) Inc., the dividend reinvestment plan agent for BMCAP, for the handling of the reinvestment of dividends will be paid by BMCAP. Any fees attributable to BMCAP’s dividend reinvestment plan are included in the estimate of “Other Expenses.”

(3)	BMCAP does not currently intend to impose a repurchase fee but is permitted to charge up to 2%.
(4)

The Fund and the Advisor have entered into a fee waiver agreement (the “Fee Waiver Agreement”), pursuant to which the Advisor has contractually agreed to waive the management fee with respect to any portion of the Fund’s assets attributable to investments in any equity and fixed-income mutual funds and exchange-traded funds managed by the Advisor or its affiliates that have a contractual fee, through June 30, 2026. In addition, pursuant to the Fee Waiver Agreement, the Advisor has contractually agreed to waive its management fees by the amount of investment advisory fees the Fund pays to the Advisor indirectly through its investment in money market funds managed by the Advisor or its affiliates, through June 30, 2026. The Fee Waiver Agreement may be terminated at any time, without the payment of any penalty, only by the Fund (upon the vote of a majority of the Independent Board Members or a majority of the outstanding voting securities of the Fund), upon 90 days’ written notice by the Fund to the Advisor.

(5)	MUI currently pays the Advisor a monthly fee at an annual contractual investment advisory fee rate of 0.55% of Managed Assets.
(6)

The total expense table includes interest expense associated with MUI’s investments in TOBs. Although such interest expense is actually paid by special purpose vehicles in which MUI invests, they are recorded on MUI’s financial statements for accounting purposes. The total expense table also includes, in interest expense, dividends associated with MUI’s VRDP Shares because the VRDP Shares are considered debt of MUI for financial reporting purposes.

MUI uses leverage to seek to enhance its returns to common shareholders. This leverage generally takes two forms: the issuance of preferred shares and investment in TOBs. Both forms of leverage benefit common shareholders if the cost of the leverage is lower than the returns earned by MUI when it invests the proceeds from the leverage. In order to help you better understand the costs associated with MUI’s leverage strategy, the Total Annual Fund Operating Expenses (excluding interest expense) for MUI is 1.04%.
(7)

The total expense table includes estimated interest expense associated with BMCAP’s investment of 5.00% of its net assets in TOBs (also known as “inverse floaters”). Although such interest expense is actually paid by special purpose vehicles in which BMCAP invests, they will be recorded on BMCAP’s financial statements for accounting purposes.

It is expected that BMCAP will use leverage in the form of investment in TOBs to seek to enhance its returns to shareholders. This leverage benefits shareholders if the cost of the leverage is lower than the returns earned by BMCAP when it invests the proceeds from the leverage. In order to help you better understand the costs associated with BMCAP’s leverage strategy, the estimated Total Annual Fund Operating Expenses (excluding interest expense) for BMCAP is 0.97% (without reflecting the effect of the Tender Offer) and 1.00% (assuming the Tender Offer is fully subscribed and completed).

Example

As required by relevant SEC regulations, the following example demonstrates the projected dollar amount of total expenses that would be incurred over various periods with respect to a hypothetical investment in MUI Common Shares, BMCAP Institutional Shares and pro forma BMCAP Institutional Shares assuming the Tender Offer is fully subscribed and completed. In calculating the following expense amounts, each of MUI and BMCAP has assumed its direct and indirect annual expenses would remain at the percentage levels set forth in the table above, BMCAP has assumed that the Fee Waiver Agreement is only in effect for the first year since it expires on June 30, 2026. The Fee Waiver Agreement for the Fund currently expires on June 30, 2026; thus, the Fee Waiver set out in the table above is reflected in the example through such date. The Fee Waiver Agreement, however, does continue from year to year if approved by a majority of the Fund’s Independent Board Members.

An investor would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return.

	1 Year	3 Years	5 Years	10 Years
MUI	$39	$119	$200	$412
BMCAP Institutional Shares	$12	$38	$66	$218
Pro Forma BMCAP Institutional Shares	$13	$39	$68	$149

An investor would pay the following expenses on a $1,000 investment in BMCAP, assuming a 5.0% annual return, if the investor did not sell their shares.

	1 Year	3 Years	5 Years	10 Years
BMCAP Institutional Shares	$39	$119	$200	$412
Pro Forma BMCAP Institutional Shares	$13	$39	$68	$149

The example above should not be considered a representation of future expenses or annual rates of return. Actual expenses or annual rates of return may be greater or less than those shown. In addition to the fees and expenses described above, an investor may also be required to pay brokerage commissions or other transaction fees on the purchase of Institutional Shares, which are not reflected in the example.

Service Providers

Due to the differing operations of an interval fund, certain changes will be made to the Fund’s service providers in connection with the Conversion. The table below lists certain key service providers of MUI and BMCAP, including the investment adviser, transfer agent, administration and accounting services agent, custodian, distributor and independent registered public accounting firm.

Service Provider	MUI	BMCAP
Investment Adviser	BlackRock Advisors, LLC	BlackRock Advisors, LLC

Transfer Agent and Dividend Reinvestment Plan Agent	Computershare Trust Company, N.A.	BNY Mellon Investment Servicing (U.S.) Inc.

Accounting Agent and Custodian	State Street Bank and Trust Company	State Street Bank and Trust Company

Distributor	N/A	BlackRock Investments, LLC

Independent Registered Public Accounting Firm	Deloitte & Touche LLP	Deloitte & Touche LLP

PROPOSAL 1—APPROVAL OF THE ADOPTION OF THE FUNDAMENTAL POLICY REQUIRING

THE FUND TO MAKE QUARTERLY OFFERS TO REPURCHASE FROM SHAREHOLDERS BETWEEN 5% AND 25% OF

THE FUND’S OUTSTANDING COMMON SHARES AT NAV, PURSUANT TO RULE 23C-3 UNDER THE 1940 ACT

The purpose of Proposal 1 is to adopt the fundamental policy requiring the Fund to make quarterly offers to repurchase from shareholders between 5% and 25% of the Fund’s outstanding Common Shares at NAV, pursuant to Rule 23c-3 under the 1940 Act.

After careful consideration, the Fund’s Board approved the Conversion of the Fund from a registered closed-end management investment company listed on the NYSE, to an unlisted, continuously offered registered closed-end management investment company operating as an interval fund pursuant to Rule 23c-3 under the 1940 Act, contingent upon shareholder approval. In order to operate as an interval fund, the Board approved, and recommended that shareholders approve, the adoption of a fundamental policy requiring the Fund to make quarterly offers to repurchase from shareholders between 5% and 25% of the Fund’s outstanding Common Shares at NAV, pursuant to Rule 23c-3 under the 1940 Act (the “Interval Fund Policy”). Any changes to the Interval Fund Policy require a 1940 Act Majority Vote.

As an interval fund, BMCAP will make quarterly repurchase offers at NAV (less a repurchase fee, if any, not to exceed 2%) to all BMCAP shareholders. The percentage of outstanding shares that BMCAP can repurchase in each offer will be established by BMCAP’s Board shortly before the commencement of each offer and will be between 5% and 25% of BMCAP’s then outstanding shares. Written notification of each quarterly repurchase offer will be sent to shareholders at least 21 and not more than 42 calendar days before the repurchase request deadline (i.e., the date by which shareholders can tender their common shares in response to a repurchase offer). The Board may place such conditions and limitations on a repurchase offer as may be permitted under Rule 23c-3. Repurchase offers may be suspended or postponed under certain circumstances, as provided in Rule 23c-3.

MUI is not currently subject to any restrictions with respect to holdings illiquid investments. Similarly, interval funds such as BMCAP likewise do not have restrictions with respect to portfolio liquidity during periods when there is no repurchase offer in effect. However, once an interval fund provides notice to shareholders of a repurchase offer, it is required to maintain 100% of the repurchase offer amount in liquid assets (which may include a line of credit). The Board has approved liquidity procedures applicable to BMCAP that are designed to ensure that BMCAP’s holdings are sufficiently liquid so that it can comply with its fundamental policy to conduct quarterly repurchase offers, as required by Rule 23c-3 under the 1940 Act.

The unlisted interval fund structure provides several distinct advantages to shareholders. Currently, MUI shareholders must sell their Common Shares in the normal course on the NYSE at a market price that may be greater than (at a premium to) or lower than (at a discount to) MUI’s NAV, and shareholders do not have the option to redeem their Common Shares directly with MUI. Historically, the Fund’s Common Shares have traded at both a premium and a discount to the Fund’s NAV per share. Following the Conversion, shareholders of BMCAP will have the ability to sell their shares directly to BMCAP at NAV if they choose to participate in BMCAP’s quarterly offers to repurchase from shareholders between 5% and 25% of its outstanding shares at NAV. The interval fund structure generally provides a less costly process for a shareholder to sell his or her shares. For example, shareholders will have the ability to sell shares back directly to BMCAP rather than selling shares in the normal course on the NYSE through a brokerage account, which can involve commissions, transaction fees and other expenses. In the interval fund structure, BMCAP will not impose any transaction or redemption fee on repurchases by the Fund, resulting in overall lower transaction costs as compared to sales of MUI shares on the secondary market. In addition, shareholders will be able to sell their BMCAP shares directly to the Fund at NAV, rather selling than market price in the normal course on the NYSE, where could receive a price that is less than NAV. Shareholders also will have the knowledge that share repurchases will be conducted by BMCAP in each calendar quarter and at NAV, except in certain limited circumstances.

The unlisted interval fund structure, including the conduct of quarterly repurchase offers, also entails certain risks, which are described in Appendix B.

Your Board recommends that you vote “FOR” the adoption of the Interval Fund Policy.

PROPOSAL 2—APPROVAL OF THE CHANGE IN THE FUND’S FUNDAMENTAL INVESTMENT OBJECTIVE

The purpose of Proposal 2 is to approve the change in the Fund’s fundamental investment objective.

The Board approved, and has recommended that shareholders of the Fund approve, changing the Fund’s investment objective to seek to provide attractive after-tax total return, through income and capital appreciation.

The current investment objective of MUI is to seek to provide common shareholders with high current income exempt from federal income taxes. The Fund’s current investment objective is a fundamental policy, which means that it may not be changed without a 1940 Act Majority Vote.

If the amended investment objective is approved by shareholders, it will continue to be a fundamental policy of the Fund and may not be changed without a 1940 Act Majority Vote.

Like MUI, BMCAP will invest at least 80% of its investments in municipal securities that pay interest that is exempt from U.S. federal income taxes. However, while MUI invests at least 75% of its assets in investment grade municipal securities, BMCAP will invest at least 75% of its assets in municipal securities that are rated in the medium to lower categories by nationally recognized rating services and will have no limit on its investments in below investment grade municipal securities (sometimes referred to a “high yield” or “junk bonds”). Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that are considered speculative and may cause income and principal losses for BMCAP.

These changes to the Fund’s investment strategies necessitate certain changes to its investment objective to more closely align with BMCAP’s proposed investment strategies. In particular, BMCAP’s amended investment objective reflects that it will focus on after-tax total return, through both income and capital appreciation, by investing in high yield municipal securities.

Appendix A sets forth a comparison of MUI’s and BMCAP’s investment objectives and principal investment strategies.

Your Board recommends that you vote “FOR” the change in the Fund’s fundamental investment objective.

PROPOSAL 3—APPROVAL OF THE CHANGE IN THE FUND’S FUNDAMENTAL 80% INVESTMENT POLICY

The purpose of Proposal 3 is to approve the change in the Fund’s fundamental 80% investment policy.

The Board approved, and has recommended that shareholders approve, a change in the Fund’s fundamental 80% policy so that BMCAP is required to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in municipal securities and other investments, the income of which is exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax).

MUI currently has a fundamental policy to invest at least 80% of its net assets (including assets acquired from the sale of preferred stock) plus the amount of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax). Since the Fund’s current investment 80% policy is a fundamental policy, it may not be changed without 1940 Act Majority Vote.

If the amended 80% policy is approved by shareholders, it will be a fundamental policy of BMCAP and may not be changed a 1940 Act Majority Vote.

The amended 80% policy is substantially similar to the Fund’s current 80% policy in that both policies require the Fund to invest at least 80% of the Fund’s net assets, plus the amount of any borrowings for investment purposes, in municipal securities the income of which is exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The amended 80% policy reflects certain changes that are intended to streamline the policy in connection with BMCAP’s operation as an interval fund, including to remove references to preferred stock as BMCAP will not utilize leverage through the issuance of VRDP Shares or any other preferred stock.

Appendix A sets forth a comparison of MUI’s and BMCAP’s investment objectives and principal investment strategies, including MUI’s and BMCAP’s respective 80% investment policies.

Because MUI and BMCAP have similar investment objectives, principal investment strategies and processes, their principal risks are similar. Additional principal risks applicable to BMCAP that are not applicable to MUI, which are set forth in Appendix B, are related to BMCAP’s operation as an interval fund and the need to satisfy quarterly redemption requests.

Your Board recommends that you vote “FOR” the change in the Fund’s fundamental 80% investment policy.

PROPOSAL 4—APPROVAL OF THE AMENDED AND RESTATED INVESTMENT MANAGEMENT AGREEMENT

The purpose of Proposal 4 is to approve the Amended and Restated Investment Management Agreement.

At the Special Meeting, shareholders of the Fund will be asked to approve an Amended and Restated Investment Management Agreement between the Advisor and the Fund (the “Amended Investment Management Agreement”) to account for changes related to the Conversion. As described in more detail below, the terms of the Amended Investment Management Agreement are identical to those of the current Investment Management Agreement between the Advisor and the Fund (the “Current Investment Management Agreement”), except that, under the Amended Investment Management Agreement, the Advisor’s management fee will be a monthly fee in an amount equal to 0.90% of the Fund’s net assets, rather than a monthly fee in an amount equal to 0.55% of the Fund’s Managed Assets (as defined below). The form of the Amended Investment Management Agreement is included as Appendix C to this Proxy Statement.

At an in-person meeting on June 6-7, 2024 (the “Board Meeting”), the Board approved the Amended Investment Management Agreement, the terms of which are identical to the Current Investment Management Agreement other than with respect to the computation of the management fee, as described above.

A comparison of the relevant terms of the Current Investment Management Agreement and the Amended Investment Management Agreement is provided below:

	Current Investment Management Agreement	Amended Investment Management Agreement
Annual Fee Rate	0.55% of the Fund’s Managed Assets	0.90% of the Fund’s net assets

Fee Base	“Managed Assets” means the sum of (i) average daily value of the Fund’s Net Assets and (ii) the proceeds of any outstanding debt securities and borrowings used for leverage. “Net Assets” mean the total assets of the Fund minus the sum of its accrued liabilities. The liquidation preference of the VRDP Shares and any other outstanding preferred stock (other than accumulated dividends) is not considered a liability in determining the Fund’s Net Assets.	Net assets.

MUI’s management fee is based on the Fund’s total assets, including assets attributable to leverage, and is therefore charged on a larger asset base to the extent that MUI uses leverage, which it has done historically. As of January 31, 2024, MUI’s Managed Assets were $1,587,370,832, with leverage representing 39% of Managed Assets, and its net assets were $962,180,577. For the twelve months ended January 31, 2024, MUI’s effective management fee rate was 0.93% (calculated as a percentage of net assets). Conversely, BMCAP’s management fee will not include assets attributable to leverage. As a result, BMCAP’s contractual management fee is lower than MUI’s effective management fee rate (calculated as a percentage of net assets as of January 31, 2024). However, the Fund’s leverage levels are subject to change and BMCAP’s management fee rate may be higher or lower as compared to MUI’s effective management fee rate (calculated as a percentage of net assets). Based on BMCAP’s anticipated use of leverage in the near term following the Conversion, BMCAP’s management fee rate is anticipated to be lower as compared to MUI’s current effective management fee rate (calculated as a percentage of net assets).

The Fund paid the Advisor management fees of $8,906,374 during the fiscal year ended July 31, 2023. If the proposed investment management fee of 0.90% of net assets had been in effect during the Fund’s most recent fiscal year ended July 31, 2023, the Fund would have paid the Advisor management fees of $8,597,764 during the fiscal year ended July 31, 2023, which represents 97% of the dollar amount of management fees paid by the Fund to the Advisor under the Current Investment Management Agreement during the fiscal year ended July 31, 2023, and would have resulted in an effective management fee rate of 0.53% of Managed Assets, as compared to the rate of 0.55% of Managed Assets paid by the Fund to the Advisor under the Current Investment Management Agreement.

[Information regarding the size and management fee paid to other registered investment companies with a similar investment objective as the Fund that are advised by the Advisor is set out in Appendix [D].]

Under the 1940 Act, the Amended Investment Management Agreement must be approved by shareholders. The Board, including the Independent Board Members, has approved the Amended Investment Management Agreement and unanimously recommends that shareholders of the Fund vote in favor of the Proposal to approve the Amended Investment Management Agreement.

Description of the Current Agreement

Apart from the change to the investment management fee rate and computation of the investment management fee based on net assets rather than Managed Assets, each as described above, the terms of the Amended Investment Management Agreement are identical to those of the Current Agreement, which are described below.

Under the Current Investment Management Agreement, subject to the direction and control of the Board, the Advisor (i) acts as investment advisor for and supervises and manages the investment and reinvestment of the Fund’s assets and, in connection therewith, has complete discretion in purchasing and selling securities and other assets for the Fund and in voting, exercising consents and exercising all other rights appertaining to such securities and other assets on behalf of the Fund; (ii) supervises continuously the investment program of the Fund and the composition of its investment portfolio; (iii) arranges for the purchase and sale of securities and other assets held in the investment portfolios of the Fund and (iv) provides investment research to the Fund.

The Advisor is also responsible for certain other services, for which the Fund reimburses the Advisor for out-of-pocket expenses, including, for example, providing certain office facilities and equipment and clerical, bookkeeping and administrative services.

The Current Investment Management Agreement provides that the Advisor will not be liable for any error of judgment or mistake of law or for any loss suffered by the Advisor or by the Fund in connection with the performance of the Current Investment Management Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its duties.

The Current Investment Management Agreement is initially effective for a period of two years and thereafter a period of 12 months, provided their continuance is specifically approved at least annually by both (a) the vote of a majority of the Board or the vote of a majority of the outstanding voting securities of the Fund at the time outstanding and entitled to vote, and (b) by the vote of a majority of the Board Members who are not parties to the Current Investment Management Agreement or interested persons of any party to the Current Investment Management Agreement cast in accordance with the requirements of the 1940 Act or any exemptive or other relief therefrom.

The Current Investment Management Agreement, dated September 29, 2006, was most recently renewed by the Board, including a majority of the Independent Board Members, at a meeting held on June 6-7, 2024. The Current Investment Management Agreement was last submitted to a vote of the Fund’s shareholders at the annual meeting of shareholders held on August 15, 2006.

Board Considerations of the Amended Investment Management Agreement

The Approval Process

Consistent with the requirements of the 1940 Act, the Board considers the approval of the continuation of the Current Investment Management Agreement for the Fund on an annual basis. In considering the approval of the Amended Investment Management Agreement, the Board considered substantially the same factors and information as it considered in connection with its approval of the annual renewal of the Current Investment Management Agreement at the Board meeting held on June 6-7, 2024 (the “Annual Approval”), in addition to new information regarding the Amended Investment Management Agreement. The Board’s consideration of the Current Investment Management Agreement for the Annual Approval entailed a year-long deliberative process during which the Board and its committees assessed BlackRock Advisors, LLC’s (for purposes of this section of the proxy statement, “BlackRock”) various services to the Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Board had four quarterly meetings per year, each of which extended over a two-day period, as well as additional ad hoc meetings and executive sessions throughout the year, as needed. The committees of the Board similarly met throughout the year. The Board also had an additional one-day meeting to consider specific information regarding the renewal of the Current Investment Management Agreement. In considering the renewal of the Current Investment Management Agreement, the Board assessed, among other things, the nature, extent and quality of the services to be provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process and in connection with the consideration of the Amended Investment Management Agreement, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considered information that was relevant to its annual consideration of the renewal of the Current Investment Management Agreement, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, relevant benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ investment performance analyses, and the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) leverage management, as applicable; (c) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (d) Fund operating expenses and how BlackRock allocates expenses to the Fund; (e) the resources devoted to risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (f) BlackRock’s and the Fund’s adherence to applicable compliance policies and procedures; (g) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as available; (h) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (i) BlackRock’s implementation of the proxy voting policies approved by the Board; (j) execution quality of portfolio transactions; (k) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (l) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (m) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; (n) periodic updates on BlackRock’s business; and (o) the Fund’s market discount/premium compared to peer funds.

Prior to and in preparation for the Annual Approval, the Board had received and reviewed, in connection with a Board meeting held on May 3, 2024 (the “May Meeting”), materials specifically relating to the renewal of the Current Investment Management Agreement. The Independent Board Members continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the May Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding the Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, closed-end funds, and open-end funds, under similar investment mandates, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Fund; (g) a summary of aggregate amounts paid by the Fund to BlackRock; and (h) various additional information requested by the Board as appropriate regarding BlackRock’s and the Fund’s operations.

At the May Meeting, the Board reviewed materials relating to its consideration of the Current Investment Management Agreement and the Independent Board Members had presented BlackRock with questions and requests for additional information, and BlackRock had responded to these questions and requests with additional written information in advance of the Annual Approval. In addition to the foregoing, the Board Members also receive materials in advance of each regular quarterly meeting of the Board, including the Board Meeting, that provide information relating to the services to be provided by BlackRock.

At the Board Meeting, the Board concluded considered all factors it believed relevant with respect to approval of the Amended Investment Management Agreement. In determining whether to approve the Amended Investment Management Agreement, the Board considered all information it deemed reasonably necessary to evaluate the terms of the Amended Investment Management Agreement, including the information provided in connection with the Annual Approval. In particular, the Board Members considered BlackRock’s representation at the Board Meeting that, apart from the investment management fee rate and basis for computation of the investment management fee, the terms of the Amended Investment Management Agreement are identical to those of the Current Investment Management Agreement.

The Board also considered other matters it deemed important to the approval process, such as BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board considered the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of closed-end funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the experience of the Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) responsibility for disclosure documents and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Fund; (iii) oversight of daily accounting and pricing; (iv) responsibility for periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of third-party service providers including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing or managing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board considered the operation of BlackRock’s business continuity plans.

B. The Investment Performance of the Fund

The Board, including the Independent Board Members, reviewed and considered the performance history of the Fund throughout the year and at the Board Meeting. The Board considered that, in preparation for the May Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of the Fund’s performance as of December 31, 2023, as compared to its Performance Peers. The performance information is based on NAV, and utilizes Lipper data. Lipper’s methodology calculates a fund’s total return assuming distributions are reinvested on the ex-date at a fund’s ex-date NAV. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers and certain performance metrics (“Performance Metrics”). The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of the Fund throughout the year.

The Board noted its determination at the Annual Approval, that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board also reviewed and considered the Fund’s performance relative to the Fund’s Performance Metrics. The Board considered that, reviewed and considered that, based on information provided in connection with the Annual Approval and an overall rating relative to the Performance Metrics, the Fund generally performed in line with expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for the Fund, and that BlackRock has explained its rationale for this belief to the Board.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Fund

In connection with the Board Meeting, the Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate as a percentage of managed assets, which is the total assets of the Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes) to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered that the fee and expense information in the Broadridge report for the Fund reflected information for a specific period and that historical asset levels and expenses may differ from current levels, particularly in a period of market volatility. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

In connection with the Annual Approval, the Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s estimated profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2023 compared to available aggregate estimated profitability data provided for the prior two years. The Board also reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Advisor and/or its affiliates, as well as BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Advisor, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board considered that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board considered that, in connection with the Annual Approval, the Board had reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Amended Investment Management Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time and resources, assumption of risk, and liability profile in servicing the Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable.

In connection with the Board Meeting, the Board, including the Independent Board Members, considered that the Fund’s contractual management fee rate payable to the Advisor pursuant to the Amended Investment Management Agreement ranked in the first quartile, and that, after taking into effect the proposed fee under the Amended Investment Management Agreement, the actual management fee rate and estimated total expense ratio ranked in the first quartile relative to the Fund’s Expense Peers.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase. The Board also considered the extent to which the Fund benefits from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Fund’s asset levels and whether the proposed fee under the Amended Investment Management Agreement was appropriate.

Based on the Board’s review and consideration of the issue, the Board concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. Closed-end funds are typically priced at scale at a fund’s inception.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, securities lending and cash management services. With respect to securities lending, during the year the Board also considered information provided by independent third-party consultants related to the performance of each BlackRock affiliate as securities lending agent. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also considered that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with the Annual Approval, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board noted that it receives reports from BlackRock which include information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares secondary market if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

The Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic evaluation of share repurchases and other support initiatives for certain BlackRock funds; and continued communication efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

The Board, including the Independent Board Members, unanimously approved the Amended Investment Management Agreement for a two-year term beginning on the effective date of the Amended Investment Management Agreement. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information presented at the Board Meeting and in connection with the Annual Approval, the Board, including the Independent Board Members, was satisfied that the terms of the Amended Investment Management Agreement, including the fee to be paid pursuant to the Amended Investment Management Agreement, was fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Amended Investment Management Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were advised by independent legal counsel throughout the deliberative process.

Your Board recommends that you vote “FOR” the Amended and Restated Investment Management Agreement.

VOTE REQUIRED AND MANNER OF VOTING PROXIES

A quorum of shareholders is required to take action at the Special Meeting. The holders of one-third of the shares entitled to vote on any matter at a shareholder meeting, either present in person or by proxy, shall constitute a quorum for purposes of conducting business on such matter.

The Fund expects that broker-dealer firms holding shares of the Fund in “street name” for their customers will not be permitted by NYSE rules to vote on the Proposals on behalf of their customers and beneficial owners in the absence of voting instructions from their customers and beneficial owners. Accordingly, the Fund does not expect to receive any “broker non-votes.” Broker non-votes occur when shares are held by brokers or nominees for which proxies have been returned but (a) voting instructions have not been received from the beneficial owners or persons entitled to vote, (b) the broker or nominee does not have discretionary voting power or elects not to exercise discretion on a particular matter and (c) the shares are present at the meeting. We urge you to instruct your broker or other nominee to vote your shares using the WHITE proxy card.

The affirmative vote of a 1940 Act Majority is required to approve each Proposal. A “1940 Act Majority” means the lesser of (i) 67% or more of the shares present at the Special Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy; or (ii) more than 50% of the outstanding shares of the Fund. Because approval of each Proposal requires the affirmative vote of a 1940 Act Majority, abstentions and broker non-votes, if any, will have the effect of a “no” vote for purposes of obtaining the requisite approvals of the Proposals.

Votes cast by proxy or in person at the Special Meeting will be tabulated by the inspectors of election appointed for the Special Meeting. The inspectors of election will determine whether or not a quorum is present at the Special Meeting. The inspectors of election will treat abstentions and “broker non-votes,” if any, as present for purposes of determining a quorum.

If you hold your shares directly (not through a broker-dealer, bank or other financial institution) and if you return a signed and dated proxy card that does not specify how you wish to vote on a Proposal, your shares will be voted “FOR” each of the Proposals.

Broker-dealer firms holding shares of the Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the proposals before the meeting. The Fund understands that, under the rules of the New York Stock Exchange, such broker-dealer firms may for certain “routine” matters, without instructions from their customers and clients, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. None of the Proposals are “routine” matters and beneficial owners who do not provide proxy instructions or who do not return a proxy card will not have their shares voted by broker-dealer firms in favor of the Proposals. A properly executed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares should be voted on the Proposals may be deemed an instruction to vote such shares in favor of the Proposals.

If you hold shares of the Fund through a bank, broker, other financial institution or intermediary (called a service agent), the service agent may be the record holder of your shares. At the Special Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A properly executed proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on a proposal may be deemed to authorize a service provider to vote such shares in favor of the proposals. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but is not required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions. This practice is commonly referred to as “echo voting.”

If you beneficially own shares that are held in “street name” through a broker-dealer or that are held of record by a service agent, and if you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker-dealer or service agent specific instructions as to how you want your shares to be voted.

INFORMATION REGARDING THE ADVISOR AND THE FUND

Investment Advisor and Administrator

The Advisor provides investment advisory and administrative services to the Fund. The Advisor is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Fund. The Advisor, located at 50 Hudson Yards, New York, NY 10001, is a wholly owned subsidiary of BlackRock.

BlackRock is one of the world’s largest publicly-traded investment management firms. As of June 30, 2024, BlackRock’s assets under management were approximately $[•] trillion. BlackRock has over 30 years of experience managing closed-end products and, as of June 30, 2024, advised a registered closed-end family of [51] traded and [3] non-traded active funds with approximately $[•] billion in managed assets.

BlackRock is independent in ownership and governance, with no single majority shareholder and a majority of independent directors.

The name and principal occupations of the Advisor’s chief executive officer and directors are set forth below. Unless otherwise indicated, the business address of each person listed below is 50 Hudson Yards, New York, New York 10001.

Name	Principal Occupation
Laurence D. Fink	Chief Executive Officer
Russell D. Waltcher	Director
Stephen G. Shedlin	Director
Robert L. Goldstein	Director

Ownership of Shares

To the best knowledge of the Fund, based on filings made on or before June 30, 2024 (unless otherwise indicated), the following persons beneficially owned more than 5% of the outstanding shares of the class of the Fund indicated as of June 30, 2024 (unless otherwise indicated):

Investor	Address	Common Shares Held		Common Shares % Held		Preferred Shares Held	Preferred Shares % Held
Karpus Investment Management	183 Sully’s Trail, Pittsford, New York 14534	[13,132,355	]	[18.02	]%	—	—
Bank of America Corporation	100 North Tryon Street Charlotte, North Carolina 28255	—		—		VRDP: 5,617	VRDP: 100%

As of [ ], 2024, all Board Members and executive officers as a group owned less than 1% of the outstanding shares of the Fund.

As of [ ], 2024, none of the Independent Board Members nor their immediate family members had any interest in the Advisor or any person directly or indirectly controlling, controlled by, or under common control with the Advisor

Brokerage Commissions

There were no brokerage commissions paid by the Fund to affiliated brokers of the Advisor for the fiscal year ended July 31, 2023.

ADDITIONAL INFORMATION

Submission of Shareholder Proposals

A shareholder proposal intended to be presented at a future meeting of shareholders of the Fund must be received at the offices of the Fund, 50 Hudson Yards, New York, NY 10001, in accordance with the timing requirements set forth below. Timely submission of a proposal does not guarantee that such proposal will be included in a proxy statement.

A shareholder desiring to submit a proposal intended to be presented the Special Meeting should send the proposal to the Fund at the Fund’s principal offices so that it is received a reasonable time before the Fund begins to print and mail its proxy materials. Timely submission of a proposal does not guarantee that such proposal will be included in a proxy statement or presented at the Special Meeting. A shareholder proposal may be presented at the Special Meeting only if such proposal concerns a matter that may be properly brought before the Special Meeting under applicable federal proxy rules, state law and the Fund’s governing instruments.

If the Proposals are approved at the Special Meeting and the Conversion is implemented, then the Fund will no longer be listed on the NYSE and subject to the current NYSE requirement to hold meetings of shareholders on an annual basis. Accordingly, if Proposals are approved, the Fund does not expect to hold an annual shareholder meeting in 2025. However, if the Proposals are not approved and the Conversion is not implemented, the Fund expects to continue to be listed on the NYSE and will be required to hold meetings of shareholders on an annual basis under the current NYSE requirement. The following information regarding timing to submit shareholder proposals at the Fund’s 2025 annual meeting applies only if the Proposals are not approved and the Conversion is not implemented:

•

If a Fund shareholder intends to present a proposal at the 2025 annual meeting of the Fund’s shareholders and desires to have the proposal included in the Fund’s proxy statement and form of proxy for that meeting pursuant to Rule 14a-8 under the Exchange Act, the shareholder must deliver the proposal to the offices of the Fund by Monday, January 13, 2025. In the event the Fund moves the date of its 2025 annual shareholder meeting by more than 30 days from the anniversary of its 2024 annual shareholder meeting, shareholder submissions of proposals for inclusion in the Fund’s proxy statement and proxy card for the 2025 annual shareholder meeting pursuant to Rule 14a-8 under the Exchange Act must be delivered to the Fund at a reasonable time before the Fund begins to print and send its proxy materials in connection with the 2025 annual shareholder meeting.

•

Shareholders who do not wish to submit a proposal for inclusion in the Fund’s proxy statement and form of proxy for the 2024 annual shareholder meeting in accordance with Rule 14a-8 under the Exchange Act may submit a proposal for consideration at the 2025 annual shareholder meeting in accordance with the By-laws of the Fund. The By-laws for the Fund require that advance notice be given to the Fund in the event a shareholder desires to transact any business, including business from the floor, at an annual meeting of shareholders, including the nomination of Board Members. Notice of any such business or nomination for consideration at the 2025 annual shareholder meeting must be in writing, comply with the requirements of the Fund’s By-laws and, assuming that the 2025 annual shareholder meeting is held within 25 days of June 17, 2025, must be received by the Fund between Saturday, January 18, 2025 and Monday, February 17, 2025.

•

In order for a shareholder proposal made outside of Rule 14a-8 under the Exchange Act to be considered “timely” within the meaning of Rule 14a-4(c) under the Exchange Act, such proposal must be received at the Fund’s principal executive offices by Monday, February 17, 2025. In the event the Fund moves the date of its 2025 annual shareholder meeting by more than 25 days from the anniversary of its 2024 annual shareholder meeting, shareholders who wish to submit a proposal or nomination for consideration at the 2025 annual shareholder meeting in accordance with the advance notice provisions of the By-laws of the Fund must deliver such proposal or nomination not later than the close of business on the tenth day following the day on which the notice of the date of the meeting was mailed or such public disclosure of the meeting date was made, whichever comes first. If such proposals are not “timely” within the meaning of Rule 14a-4(c), then proxies solicited by the Board for the 2025 annual shareholder meeting may confer discretionary authority to the Board to vote on such proposals.

Copies of the By-laws of the Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov. The Fund will also furnish, without charge, a copy of its By-laws to a shareholder upon request. Such requests should be directed to the Fund at 50 Hudson Yards, New York, NY 10001, or by calling toll free at 1-800-882-0052.

Written proposals (including nominations of Board Members) and notices should be sent to the Secretary of the Fund, 50 Hudson Yards, New York, NY 10001.

Shareholder Communications

Shareholders who want to communicate with the Board or any individual Board Member should write to the attention of the Secretary of the Fund, 50 Hudson Yards, New York, NY 10001. Shareholders may communicate with the Board electronically by sending an e-mail to closedendfundsbod@blackrock.com. The communication should indicate that you are a Fund shareholder. If the communication is intended for a specific Board Member and so indicates, it will be sent only to that Board Member. If a communication does not indicate a specific Board Member, it will be sent to the Chair of the Governance Committee and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Additionally, shareholders with complaints or concerns regarding accounting matters may address letters to the CCO, 50 Hudson Yards, New York, NY 10001. Shareholders who are uncomfortable submitting complaints to the CCO may address letters directly to the Chair of the Audit Committee of the Board that oversees the Fund. Such letters may be submitted on an anonymous basis.

Expense of Proxy Solicitation

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and this Proxy Statement, and costs in connection with the solicitation of proxies and hosting the virtual meeting will be borne by the Fund. Additional out-of-pocket costs, such as legal expenses and auditor fees, incurred in connection with the preparation of this Proxy Statement, also will be borne by the Fund.

Solicitation may be made by mail, telephone, fax, e-mail or the Internet by officers or regular employees of the Advisor, or by dealers and their representatives. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies. The Fund will reimburse brokerage firms, custodians, banks and fiduciaries for their expenses in forwarding this Proxy Statement and proxy materials to the beneficial owners of the Fund’s shares. The Fund and BlackRock have retained Georgeson LLC (“Georgeson”), 1290 Avenue of the Americas, 9th Floor, New York, NY 10104, a proxy solicitation firm, to assist in the distribution of proxy materials, the solicitation and tabulation of proxies and the hosting of the virtual meeting. It is anticipated that Georgeson will be paid approximately $65,000 for such services (including reimbursements of out-of-pocket expenses). Georgeson may solicit proxies personally and by mail, telephone, fax, e-mail or the Internet.

Standstill Agreement

On May 3, 2024, the Fund and the Advisor entered into the Standstill Agreement with Karpus pursuant to which the Fund agreed to commence the Tender Offer. The Tender Offer is contingent on the Fund obtaining all necessary approvals for the Conversion by December 31, 2024. If the necessary approvals for the Conversion are not obtained by December 31, 2024, Karpus will be entitled in its sole discretion to extend the deadline for the Fund to obtain the approvals by up to 90 days upon written notice to the Fund. If the Fund does not obtain the necessary approvals prior to the deadline, the Fund is not required to conduct the Tender Offer. In such event, the Fund, the Advisor and Karpus have agreed to renegotiate the terms of the Agreement in good faith. During the effective period of the Agreement, Karpus, the Fund and the Advisor agreed to be bound by the terms of the Agreement, which include an agreement by Karpus to (1) abide by certain standstill covenants, (2) withdraw the shareholder proposals and director nominees previously submitted for consideration at the Fund’s 2024 annual meeting of shareholders, and (3) vote its Common Shares on all proposals submitted to shareholders in accordance with the recommendation of the Board, including proposals submitted at the Fund’s 2024 annual meeting of shareholders and the meeting of shareholders related to shareholder approval of the Conversion. The Agreement will remain in effect until the earlier of (A) May 3, 2027, (B) 10 days prior to the record date for the Fund’s 2027 annual meeting of shareholders, and (C) if the Fund has not commenced the Tender Offer within 15 business days of the date that all necessary approvals for the Conversion are obtained (the “Approval Date”) to the extent required to be commenced pursuant to the terms of the Agreement, the date that is 16 business days after the Approval Date, unless the Agreement is terminated earlier by the parties.

If You Plan to Attend the Special Meeting

Attendance at the Special Meeting will be limited to the Fund’s shareholders as of the Record Date. If your shares in the Fund are registered in your name, you may attend and participate in the meeting at [ ] by entering the control number found in the shaded box on your proxy card on the date and time of the meeting. You may vote during the meeting by following the instructions that will be available on the meeting website during the meeting. If you are a beneficial shareholder of the Fund, you will not be able to vote at the virtual meeting unless you have registered in advance to attend the meeting. To register, you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to Georgeson, the Fund’s tabulator. You may email an image of your legal proxy to shareholdermeetings@computershare.com. Requests for registration must be received no later than 5:00 p.m. (Eastern time) three business days prior to the meeting date. You will receive a confirmation email from Georgeson (through Computershare) of your registration and a control number and security code that will allow you to vote at the meeting.

Privacy Principles of the Fund

The Fund is committed to maintaining the privacy of its current and former shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require the Fund to provide you with additional or different privacy-related rights beyond what is set forth above, then the Fund will comply with those specific laws, rules or regulations.

The Fund obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information the Fund receives from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with the Fund, its affiliates or others; (iii) information the Fund receives from a consumer reporting agency; and (iv) information the Fund receives from visits to the Fund’s or its affiliates’ websites.

The Fund does not sell or disclose to non-affiliated third parties any non-public personal information about its current and former shareholders, except as permitted by law or as is necessary to respond to regulatory requests or to service shareholder accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

The Fund may share information with its affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, the Fund restricts access to non-public personal information about its current and former shareholders to those BlackRock employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its current and former shareholders, including procedures relating to the proper storage and disposal of such information.

General

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Special Meeting. However, if other matters are properly presented to the Special Meeting for a vote, the proxies will be voted by the persons named in the enclosed proxy upon such matters in accordance with their judgment of what is in the best interests of the Fund.

Failure of a quorum to be present at any meeting may necessitate adjournment. The Board, prior to any shareholder meeting being convened, may postpone such meeting from time to time to a date not more than 120 days after the original record date. The chair of any shareholder meeting may also adjourn such meeting from time to time to reconvene at the same or some other place, and notice of any such adjourned meeting need not be given if the time and place by which shareholders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. The chair of any shareholder meeting may adjourn such meeting under various circumstances, including to permit further solicitation of proxies with respect to a proposal if the chair determines that adjournment is reasonable and in the best interests of shareholders. At the adjourned shareholder meeting, the Fund may transact any business which might have been transacted at the original meeting. Any adjourned shareholder meeting may be held as adjourned one or more times without further notice not later than one hundred and twenty (120) days after the original record date.

Please vote promptly by signing and dating the enclosed proxy card, and if received by mail, returning it in the accompanying postage-paid return envelope OR by following the enclosed instructions to provide voting instructions by telephone or via the Internet.

By Order of the Board,

Janey Ahn Secretary of the Fund

July [ ], 2024

Appendix A – Comparison of Investment Objectives and Principal Investment Strategies

Fund	MUI	BMCAP
Investment Objectives	The Fund’s investment objective is to provide common stockholders with high current income exempt from federal income taxes.	The Fund’s investment objective is to provide attractive after-tax total return, through income and capital appreciation.

Investment Strategies

The Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including assets acquired from the sale of preferred stock) plus the amount of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) (“Municipal Bonds”). The Fund may invest directly in securities or synthetically through the use of derivatives. The Fund’s investment objective and its policy of investing at least 80% of its net assets (including assets acquired from the sale of preferred stock) plus the amount of any borrowings for investment purposes, in Municipal Bonds are fundamental policies that may not be changed without the approval of a majority of the outstanding common stock and the outstanding preferred stock, including the Fund’s outstanding Series W-7 Variable Rate Demand Preferred Shares (“VRDP Shares”), voting together as a single class, and of the holders of a majority of the outstanding preferred stock, including the VRDP Shares, voting as a separate class. A majority of the outstanding means (1) 67% or more of the stock present at a meeting, if the holders of more than 50% of the outstanding stock are present or represented by proxy, or (2) more than 50% of the outstanding stock, whichever is less.

There can be no assurance that the Fund’s investment objective will be realized.

BMCAP seeks to achieve its investment objective by investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in municipal securities and other investments, the income of which is exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) (“Municipal Bonds”). BMCAP’s investments in derivatives will be counted toward the Fund’s 80% policy to the extent that they provide investment exposure to the securities included within that policy or to one or more market risk factors associated with such securities. BMCAP’s investment objective and its policy of investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in Municipal Bonds are fundamental policies that may not be changed without the approval of a majority of the outstanding shares. A majority of the outstanding shares means (1) 67% or more of the stock present at a meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares, whichever is less.

There can be no assurance that the Fund’s investment objective will be realized.

The Fund may invest in certain tax exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (“PABs”) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to an alternative minimum tax. The percentage of the Fund’s total assets invested in PABs will vary from time to time. The Fund has not established any limit on the percentage of its portfolio that may be invested in PABs. The Fund expects that a portion of the interest or income it produces will be includable in alternative minimum taxable income.

Fund	MUI	BMCAP

The Fund may invest in certain tax exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (“PABs”) (in general, bonds that benefit nongovernmental entities) that may subject certain investors in the Fund to an alternative minimum tax. The percentage of the Fund’s total assets invested in PABs will vary from time to time. The Fund has not established any limit on the percentage of its portfolio that may be invested in PABs. The Fund expects that a portion of the interest or income it produces will be includable in alternative minimum taxable income.

Under normal market conditions, the Fund invests at least 75% of its total assets in a portfolio of Municipal Bonds that are commonly referred to as “investment grade” securities, which are obligations rated at the time of purchase within the four highest quality ratings as determined by either Moody’s Investor Service Inc. (“Moody’s”) (currently Aaa, Aa, A and Baa), S&P Global Ratings (“S&P”) (currently AAA, AA, A and BBB) or Fitch Ratings (“Fitch”) (currently AAA, AA, A and BBB). In the case of short-term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG- 1 through MIG-3 for Moody’s and F- 1+ through F-3 for Fitch. In the case of tax exempt commercial paper, the investment grade rating categories are A- 1+ through A-3 for S&P, Prime- 1 through Prime-3 for Moody’s and F- 1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG-3 and Prime-3 for Moody’s and BBB and F-3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of Municipal Bonds with respect to the foregoing requirements, the Advisor takes into account the nature of any letters of credit or similar credit enhancement to which particular Municipal Bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement. If

Under normal circumstances, the Fund will invest at least 75% of its assets in municipal bonds that are rated in the medium to lower categories by nationally recognized rating services (for example, Baa or lower by Moody’s Investors Service, Inc. or BBB or lower by S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), or non-rated securities which are of comparable quality in the opinion of the Advisor.

The Fund may invest without limit in Municipal Bonds that are rated below Baa by Moody’s or below BBB by S&P or Fitch or, if unrated, are considered by the Advisor to possess similar credit characteristics. Such securities, sometimes referred to as “high yield” or “junk” bonds, are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. The Fund may purchase Municipal Bonds that are in default or which the Advisor believes will soon be in default. Below investment grade securities and comparable unrated securities involve substantial risk of loss, are considered speculative with respect to the issuer’s ability to pay interest and any required redemption or principal payments and are susceptible to default or decline in market value due to adverse economic and business developments.

The Fund may invest 25% or more of its total assets in tax exempt securities of issuers in the industries comprising the same economic sector, such as hospitals or life care facilities and transportation-related issuers. However, the Fund will not invest 25% or more of its total assets in any one of the industries comprising an economic sector. In addition, a substantial part of the Fund’s portfolio may be comprised of securities credit enhanced by banks, insurance companies or companies with similar characteristics. Emphasis on these sectors may subject the Fund to certain risks.

If a percentage restriction on investment policies is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation.

Fund	MUI	BMCAP

unrated, such securities will possess creditworthiness comparable, in the opinion of the Advisor, to other obligations in which the Fund may invest.

The Fund may invest up to 25% of its total assets in Municipal Bonds that are rated below Baa by Moody’s or below BBB by S&P or Fitch or, if unrated, are considered by the Advisor to possess similar credit characteristics. Such securities, sometimes referred to as “high yield” or “junk” bonds, are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. The Fund does not intend to purchase Municipal Bonds that are in default or which the Advisor believes will soon be in default. Below investment grade securities and comparable unrated securities involve substantial risk of loss, are considered speculative with respect to the issuer’s ability to pay interest and any required redemption or principal payments and are susceptible to default or decline in market value due to adverse economic and business developments.

The Fund may invest 25% or more of its total assets in tax exempt securities of issuers in the industries comprising the same economic sector, such as hospitals or life care facilities and transportationrelated issuers. However, the Fund will not invest 25% or more of its total assets in any one of the industries comprising an economic sector. In addition, a substantial part of the Fund’s portfolio may be comprised of securities credit enhanced by banks, insurance companies or companies with similar characteristics. Emphasis on these sectors may subject the Fund to certain risks.

If a percentage restriction on investment policies is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation.

The value of bonds and other fixed income obligations may fall when interest rates rise and rise when interest rates fall. In general, bonds and other fixed income

The value of bonds and other fixed income

obligations may fall when interest rates rise and rise when interest rates fall. In general, bonds and other fixed income obligations with longer maturities will be subject to greater volatility resulting from interest rate fluctuations than will similar obligations with shorter maturities. “Duration” measures the sensitivity of a security’s price to changes in interest rates. Unlike final maturity, duration takes account of all payments made over the life of the security. Typically, with a 1% change in interest rates, an investment’s value may be expected to move in the opposite direction approximately 1% for each year of its duration. The greater a portfolio’s duration, the greater the change in the portfolio’s value in response to changes in interest rates. The Advisor increases or reduces the Fund’s portfolio duration based on its interest rate outlook. When the Advisor expects interest rates to fall, it attempts to maintain a longer portfolio duration. When the Advisor expects interest rates to increase, it attempts to shorten the portfolio’s duration. Generally, as is the case with any investment grade fixed income obligations, Municipal Bonds with longer maturities tend to produce higher yields. Under normal market conditions, however, such yield-to-maturity increases tend to decline in the longer maturities (i.e., the slope of the yield curve flattens). At the same time, due to their longer exposure to interest rate risk, prices of longer term obligations are subject to greater market fluctuations as a result of changes in interest rates.

Fund	MUI	BMCAP
obligations with longer maturities will be subject to greater volatility resulting from interest rate fluctuations than will similar obligations with shorter maturities. “Duration” measures the sensitivity of a security’s price to changes in interest rates. Unlike final maturity, duration takes account of all payments made over the life of the security. Typically, with a 1% change in interest rates, an investment’s value may be expected to move in the opposite direction approximately 1% for each year of its duration. The greater a portfolio’s duration, the greater the change in the portfolio’s value in response to changes in interest rates. The Advisor increases or reduces the Fund’s portfolio duration based on its interest rate outlook. When the Advisor expects interest rates to fall, it attempts to maintain a longer portfolio duration. When the Advisor expects interest rates to increase, it attempts to shorten the portfolio’s duration. Generally, as is the case with any investment grade fixed income obligations, Municipal Bonds with longer maturities tend to produce higher yields. Under normal market conditions, however, such yield-to-maturity increases tend to decline in the longer maturities (i.e., the slope of the yield curve flattens). At the same time, due to their longer exposure to interest rate risk, prices of longer term obligations are subject to greater market fluctuations as a result of changes in interest rates. Based on the foregoing premises, the Advisor believes that the yield and price volatility characteristics of an intermediate duration portfolio generally offer an attractive tradeoff between return and risk. There may be market conditions, however, where an intermediate duration portfolio may be less attractive due to the fact that the Municipal Bond yield curve changes from time to time depending on supply and demand forces, monetary and tax policies and investor expectations. As a result, there may be situations where investments in individual Municipal Bonds with longer durations may be more attractive than individual intermediate duration Municipal Bonds.

For temporary periods or to provide liquidity, the Fund has the authority to invest as much as 20% of its total assets in tax exempt and taxable money market obligations with a maturity of one year or less (such short-term obligations being referred to herein as “Temporary Investments”). In addition, the Fund reserves the right as a defensive measure to invest temporarily a greater portion of its assets in Temporary Investments, when, in the opinion of the Advisor, prevailing market or financial conditions warrant. Taxable money market obligations will yield taxable income.

The Fund also may invest in variable rate demand obligations (“VRDOs”) and VRDOs in the form of participation interests (“Participating VRDOs”) in variable rate tax exempt obligations held by a financial institution. The Fund’s hedging strategies are not fundamental policies and may be modified by the Fund’s Board of Directors (the “Board”) without the approval of the Fund’s stockholders. The Fund is also authorized to invest in indexed and inverse floating obligations for hedging purposes and to seek to enhance return.

Certain Municipal Bonds may be entitled to the benefits of letters of credit or similar credit enhancements issued by financial institutions. In such instances, the Board of Directors of the Fund and the Advisor will take into account, in assessing the quality of such bonds, both the creditworthiness of the issuer of such bonds and the creditworthiness of the financial institution that provides the credit enhancement.

The Fund may also invest in privately placed or restricted securities (including in Rule 144A securities, which are privately placed securities purchased by qualified institutional buyers), illiquid investments and investments in which no secondary market is readily available, including those of private companies.

The Fund may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Fund receives an opinion of counsel to the issuer that such securities pay interest that is excludable from gross income for federal income tax purposes (“Non-Municipal Tax Exempt Securities”). Non-Municipal Tax Exempt Securities could include trust certificates, partnership interests or other instruments evidencing interest in one or more long-term Municipal Bonds. Non- Municipal Tax Exempt Securities also may include securities issued by other investment companies that invest in Municipal Bonds, to

Fund	MUI	BMCAP

For temporary periods or to provide liquidity, the Fund has the authority to invest as much as 20% of its total assets in tax exempt and taxable money market obligations with a maturity of one year or less (such short-term obligations being referred to herein as “Temporary Investments”). In addition, the Fund reserves the right as a defensive measure to invest temporarily a greater portion of its assets in Temporary Investments, when, in the opinion of the Advisor, prevailing market or financial conditions warrant. Taxable money market obligations will yield taxable income.

The Fund also may invest in variable rate demand obligations (“VRDOs”) and VRDOs in the form of participation interests (“Participating VRDOs”) in variable rate tax exempt obligations held by a financial institution. The Fund’s hedging strategies are not fundamental policies and may be modified by the Fund’s Board of Directors (the “Board”) without the approval of the Fund’s stockholders. The Fund is also authorized to invest in indexed and inverse floating obligations for hedging purposes and to seek to enhance return.

Certain Municipal Bonds may be entitled to the benefits of letters of credit or similar credit enhancements issued by financial institutions. In such instances, the Board of Directors of the Fund and the Advisor will take into account, in assessing the quality of such bonds, both the creditworthiness of the issuer of such bonds and the creditworthiness of the financial institution that provides the credit enhancement.

The Fund may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Fund receives an opinion of counsel to the issuer that such securities pay interest that is excludable from gross income for federal income tax purposes (“Non-Municipal Tax Exempt Securities”). Non- Municipal Tax Exempt Securities could include trust certificates, partnership interests or other instruments evidencing interest in one or more long-term Municipal Bonds. Non- Municipal Tax Exempt Securities also the extent such investments are permitted by the Fund’s investment restrictions and applicable law. Non-Municipal Tax Exempt Securities are subject to the same risks associated with an investment in Municipal Bonds as well as many of the risks associated with investments in derivatives. While the Fund receives opinions of legal counsel to the effect that the income from the Non- Municipal Tax Exempt Securities in which the Fund invests is excludable from gross income for federal income tax purposes to the same extent as the underlying Municipal Bonds, the Internal Revenue Service (“IRS”) has not issued a ruling on this subject. Were the IRS to issue an adverse ruling or take an adverse position with respect to the taxation of these types of securities, there is a risk that the interest paid on such securities would be deemed taxable at the federal level.

The Fund ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, the Fund may realize taxable capital gains. Interest received on certain otherwise tax exempt securities that are classified as “private activity bonds” (in general, bonds that benefit non-governmental entities) may be subject to a federal alternative minimum tax. The percentage of the Fund’s total assets invested in “private activity bonds” will vary from time to time. Federal tax legislation has limited the types and volume of bonds the interest on which qualifies for a federal income tax exemption. As a result, this legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Fund.

Fund	MUI	BMCAP

may include securities issued by other investment companies that invest in Municipal Bonds, to the extent such investments are permitted by the Fund’s investment restrictions and applicable law. Non-Municipal Tax Exempt Securities are subject to the same risks associated with an investment in Municipal Bonds as well as many of the risks associated with investments in derivatives. While the Fund receives opinions of legal counsel to the effect that the income from the Non-Municipal Tax Exempt Securities in which the Fund invests is excludable from gross income for federal income tax purposes to the same extent as the underlying Municipal Bonds, the Internal Revenue Service (“IRS”) has not issued a ruling on this subject. Were the IRS to issue an adverse ruling or take an adverse position with respect to the taxation of these types of securities, there is a risk that the interest paid on such securities would be deemed taxable at the federal level.

The Fund ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, the Fund may realize taxable capital gains. Interest received on certain otherwise tax exempt securities that are classified as “private activity bonds” (in general, bonds that benefit non-governmental entities) may be subject to a federal alternative minimum tax. The percentage of the Fund’s total assets invested in “private activity bonds” will vary from time to time. Federal tax legislation has limited the types and volume of bonds the interest on which qualifies for a federal income tax exemption. As a result, this legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Fund.

Appendix B – Additional Risks of BMCAP

Shares Not Listed; No Market for Shares. BMCAP has been organized as a closed-end management investment company (commonly referred to as a closed-end fund). Closed-end funds differ from open-end management investment companies (which are generally referred to as mutual funds) in that closed-end funds do not redeem their shares at the request of the shareholder. Unlike most closed-end funds such as MUI, which typically list their shares on a securities exchange, BMCAP does not currently intend to list its shares for trading on any securities exchange, and BMCAP does not expect any secondary market to develop for the Common Shares in the foreseeable future. Therefore, an investment in BMCAP, unlike an investment in a typical closed-end fund, is not a liquid investment.

Closed-End Interval Fund; Illiquidity of Shares. BMCAP is structured as an “interval fund” and designed primarily for long-term investors. An investment in the Common Shares, unlike an investment in an exchange-listed closed-end fund, should be considered illiquid. The Common Shares are appropriate only for investors who are seeking an investment in less liquid or illiquid portfolio investments within an illiquid fund. An investment in the Common Shares is not suitable for investors who need access to the money they invest. Unlike open-end funds (commonly known as mutual funds), which generally permit redemptions on a daily basis, the Common Shares are not redeemable at an investor’s option. Unlike shares of exchange-listed closed-end funds, the Common Shares are not listed for trading on any securities exchange, and BMCAP does not expect any secondary market to develop for the Common Shares in the foreseeable future. The NAV of the Common Shares may be volatile and BMCAP’s use of leverage will increase this volatility. As the Common Shares are not traded, investors may not be able to dispose of their investment in BMCAP when or in the amount desired, no matter how BMCAP performs.

Repurchase Offers Risks. BMCAP is an “interval fund” and, to provide periodic liquidity to shareholders, makes quarterly offers to repurchase between 5% and 25% of its outstanding Common Shares at NAV, pursuant to Rule 23c-3 under the 1940 Act. BMCAP believes that these repurchase offers are generally beneficial to BMCAP’s shareholders because they allow shareholders to exit their investment in the Fund at NAV. Repurchase offers generally are funded from available cash or sales of portfolio securities but may be funded with borrowings.

However, the repurchase of Common Shares by BMCAP decreases the assets of BMCAP and, therefore, may have the effect of increasing BMCAP’s expense ratio. Repurchase offers and the need to fund repurchase obligations may also affect the ability of BMCAP to be fully invested or force BMCAP to maintain a higher percentage of its assets in liquid investments, which may harm BMCAP’s investment performance. Moreover, diminution in the size of BMCAP through repurchases may result in untimely sales of portfolio securities, and may limit the ability of BMCAP to participate in new investment opportunities. If BMCAP uses leverage, repurchases of Common Shares may compound the adverse effects of leverage in a declining market. In addition, if BMCAP borrows money to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their Common Shares by increasing expenses and reducing any net investment income. Certain shareholders may from time to time own or control a significant percentage of BMCAP’s Common Shares. Repurchase requests by these shareholders of these Common Shares of BMCAP may cause repurchases to be oversubscribed, with the result that shareholders may only be able to have a portion of their Common Shares repurchased in connection with any repurchase offer. If a repurchase offer is oversubscribed and BMCAP determines not to repurchase additional Common Shares beyond the repurchase offer amount, or if shareholders tender an amount of Common Shares greater than that which BMCAP is entitled to purchase, BMCAP will repurchase the Common Shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. Shareholders will be subject to the risk of NAV fluctuations during that period. Thus, there is also a risk that some shareholders, in anticipation of proration, may tender more Common Shares than they wish to have repurchased in a particular quarterly period, thereby increasing the likelihood that proration will occur. Affiliates of BMCAP may own Common Shares and determine to participate in BMCAP’s repurchase offers, which may contribute to a repurchase offer being oversubscribed and BMCAP effecting repurchases on a pro rata basis. The NAV of Common Shares tendered in a repurchase offer may fluctuate between the date a shareholder submits a repurchase request and the repurchase request deadline, and to the extent there is any delay between the repurchase request deadline and the repurchase pricing date. The NAV on the repurchase request deadline or the repurchase pricing date may be higher or lower than on the date a shareholder submits a repurchase request.

B-1

Distribution Payment Risk. BMCAP cannot assure investors that it will achieve investment results that will allow BMCAP to make a specified level of cash distributions or year-to-year increases in cash distributions. All distributions will be paid at the discretion of the Board and may depend on BMCAP’s earnings, BMCAP’s net investment income, BMCAP’s financial condition, maintenance of BMCAP’s registered investment company status, compliance with applicable regulations and such other factors as the Board may deem relevant from time to time.

In the event that BMCAP encounters delays in locating suitable investment opportunities, all or a substantial portion of BMCAP’s distributions may constitute a return of capital to shareholders. To the extent that BMCAP pays distributions that constitute a return of capital for U.S. federal income tax purposes, it will lower an investor’s tax basis in his or her Common Shares. A return of capital generally is a return of an investor’s investment, rather than a return of earnings or gains derived from BMCAP’s investment activities, and generally results in a reduction of the tax basis in the Shares. As a result from such reduction in tax basis, shareholders may be subject to tax in connection with the sale of BMCAP Common Shares, even if such Common Shares are sold at a loss relative to the shareholder’s original investment.

B-2

Appendix C – Amended and Restated Investment Management Agreement

AMENDED AND RESTATED

INVESTMENT MANAGEMENT AGREEMENT

THIS AMENDED AND RESTATED INVESTMENT MANAGEMENT AGREEMENT (the “Agreement”), dated as of [•], 2024, is made and entered into by and between BLACKROCK MUNICIPAL CREDIT ALPHA PORTFOLIO, INC. (the “Fund”), a Maryland corporation, and BLACKROCK ADVISORS, LLC (the “Advisor”), a Delaware limited liability company.

WHEREAS, the Advisor has agreed to furnish investment advisory services to the Fund, a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Advisor and the Fund had entered into the Investment Management Agreement, dated as of September 29, 2006 (the “Original Agreement”);

WHEREAS, the Advisor, in connection with the conversion of the Fund into an unlisted, continuously offered interval fund operating pursuant to Rule 23c-3 under the 1940 Act, effective as of [•], 2024 (the “Effective Date”), has agreed to amend its Investment Advisory Fee (as defined in the Original Agreement) with respect to the Fund to an annual rate equal to 0.90% of the average daily value of the Fund’s net assets (the “New Advisory Fee”) as of the Effective Date;

WHEREAS, the Advisor and the Fund now desire to amend and restate the Original Agreement to reflect the New Advisory Fee; and

WHEREAS, this Agreement has been approved in accordance with the provisions of the 1940 Act, and the Advisor is willing to furnish such services upon the terms and conditions herein set forth.

NOW, THEREFORE, in consideration of the mutual premises and covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed by and between the parties hereto as follows:

1. In General. The Advisor agrees, all as more fully set forth herein, to act as investment advisor to the Fund with respect to the investment of the Fund’s assets and to supervise and arrange for the day-to-day operations of the Fund and the purchase of securities for and the sale of securities held in the investment portfolio of the Fund.

2. Duties and Obligations of the Advisor with Respect to Investment of Assets of the Fund. Subject to the succeeding provisions of this section and subject to the direction and control of the Fund’s Board of Directors, the Advisor shall (i) act as investment advisor for and supervise and manage the investment and reinvestment of the Fund’s assets and in connection therewith have complete discretion in purchasing and selling securities and other assets for the Fund and in voting, exercising consents and exercising all other rights appertaining to such securities and other assets on behalf of the Fund; (ii) supervise continuously the investment program of the Fund and the composition of its investment portfolio; (iii) arrange, subject to the provisions of paragraph 4 hereof, for the purchase and sale of securities and other assets held in the investment portfolio of the Fund; and (iv) provide investment research to the Fund.

3. Duties and Obligations of Advisor with Respect to the Administration of the Fund. The Advisor also agrees to furnish office facilities and equipment and clerical, bookkeeping and administrative services (other than such services, if any, provided by the Fund’s Custodian, Transfer Agent and Dividend Disbursing Agent and other service providers) for the Fund. To the extent requested by the Fund, the Advisor agrees to provide the following administrative services:

(a) Oversee the determination and publication of the Fund’s net asset value in accordance with the Fund’s policy as adopted from time to time by the Board of Directors;

(b) Oversee the maintenance by the Fund’s Custodian and Transfer Agent and Dividend Disbursing Agent of certain books and records of the Fund as required under Rule 31a1(b)(4) of the 1940 Act and maintain (or oversee maintenance by such other persons as approved by the Board of Directors) such other books and records required by law or for the proper operation of the Fund;

(c) Oversee the preparation and filing of the Fund’s federal, state and local income tax returns and any other required tax returns;

(d) Review the appropriateness of and arrange for payment of the Fund’s expenses;

(e) Prepare for review and approval by officers of the Fund, financial information for the Fund’s semi-annual and annual reports, proxy statements and other communications with shareholders required or otherwise to be sent to Fund shareholders, and arrange for the printing and dissemination of such reports and communications to shareholders;

(f) Prepare for review by an officer of the Fund the Fund’s periodic financial reports required to be filed with the Securities and Exchange Commission (“SEC”) on Form NSAR, Form NCSR, Form NPX, Form NQ, and such other reports, forms and filings, as may be mutually agreed upon;

(g) Prepare such reports relating to the business and affairs of the Fund as may be mutually agreed upon and not otherwise appropriately prepared by the Fund’s custodian, counsel or auditors;

(h) Prepare such information and reports as may be required by any stock exchange or exchanges on which the Fund’s shares are listed;

(i) Make such reports and recommendations to the Board of Directors concerning the performance of the independent accountants as the Board of Directors may reasonably request or deems appropriate;

(j) Make such reports and recommendations to the Board of Directors concerning the performance and fees of the Fund’s Custodian and Transfer and Dividend Disbursing Agent as the Board of Directors may reasonably request or deems appropriate;

(k) Oversee and review calculations of fees paid to the Fund’s service providers;

(l) Oversee the Fund’s portfolio and perform necessary calculations as required under Section 18 of the 1940 Act;

(m) Consult with the Fund’s officers, independent accountants, legal counsel, custodian, accounting agent and transfer and dividend disbursing agent in establishing the accounting policies of the Fund and monitor financial and shareholder accounting services;

(n) Review implementation of any share purchase programs authorized by the Board of Directors;

(o) Determine the amounts available for distribution as dividends and distributions to be paid by the Fund to its shareholders; prepare and arrange for the printing of dividend notices to shareholders; and provide the Fund’s dividend disbursing agent and custodian with such information as is required for such parties to effect the payment of dividends and distributions and to implement the Fund’s dividend reinvestment plan;

(p) Prepare such information and reports as may be required by any banks from which the Fund borrows funds;

(q) Provide such assistance to the Custodian and the Fund’s counsel and auditors as generally may be required to properly carry on the business and operations of the Fund;

(r) Assist in the preparation and filing of Forms 3, 4, and 5 pursuant to Section 16 of the Securities Exchange Act of 1934, as amended, and Section 30(h) of the 1940 Act for the officers and Directors of the Fund, such filings to be based on information provided by those persons;

(s) Respond to or refer to the Fund’s officers or transfer agent, shareholder (including any potential shareholder) inquiries relating to the Fund; and

(t) Supervise any other aspects of the Fund’s administration as may be agreed to by the Fund and the Advisor.

All services are to be furnished through the medium of any directors, officers or employees of the Advisor or its affiliates as the Advisor deems appropriate in order to fulfill its obligations hereunder.

The Fund will reimburse the Advisor or its affiliates for all out-of-pocket expenses incurred by them in connection with the performance of the administrative services described in this paragraph 3. The Fund will reimburse the Advisor and its affiliates for their costs in providing accounting services to the Fund.

4. Covenants.

(a) In the performance of its duties under this Agreement, the Advisor shall at all times conform to, and act in accordance with, any requirements imposed by: (i) the provisions of the 1940 Act and the Investment Advisers Act of 1940, as amended, and all applicable Rules and Regulations of the Securities and Exchange Commission; (ii) any other applicable provision of law; (iii) the provisions of the Charter and By Laws of the Fund, as such documents are amended from time to time; (iv) the investment objectives and policies of the Fund as set forth in its Registration Statement on Form N-2 and/or the resolutions of the Board of Directors; and (v) any policies and determinations of the Board of Directors of the Fund and

(b) In addition, the Advisor will:

(i) place orders either directly with the issuer or with any broker or dealer. Subject to the other provisions of this paragraph, in placing orders with brokers and dealers, the Advisor will attempt to obtain the best price and the most favorable execution of its orders. In placing orders, the Advisor will consider the experience and skill of the firm’s securities traders as well as the firm’s financial responsibility and administrative efficiency. Consistent with this obligation, the Advisor may select brokers on the basis of the research, statistical and pricing services they provide to the Fund and other clients of the Advisor. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Advisor hereunder. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Advisor determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Advisor to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. Subject to the foregoing and the provisions of the 1940 Act, the Securities Exchange Act of 1934, as amended, and other applicable provisions of law, the Advisor may select brokers and dealers with which it or the Fund is affiliated;

(ii) maintain a policy and practice of conducting its investment advisory services hereunder independently of the commercial banking operations of its affiliates. When the Advisor makes investment recommendations for the Fund, its investment advisory personnel will not inquire or take into consideration whether the issuer of securities proposed for purchase or sale for the Fund’s account are customers of the commercial department of its affiliates; and

(iii) treat confidentially and as proprietary information of the Fund all records and other information relative to the Fund, and the Fund’s prior, current or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld and may not be withheld where the Advisor may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Fund.

5. Services Not Exclusive. Nothing in this Agreement shall prevent the Advisor or any officer, employee or other affiliate thereof from acting as investment advisor for any other person, firm or corporation, or from engaging in any other lawful activity, and shall not in any way limit or restrict the Advisor or any of its officers, employees or agents from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that the Advisor will undertake no activities which, in its judgment, will adversely affect the performance of its obligations under this Agreement.

6. Sub-Advisors. The Advisor may from time to time, in its sole discretion to the extent permitted by applicable law, appoint one or more sub-advisors, including, without limitation, affiliates of the Advisor, to perform investment advisory services with respect to the Fund. The Advisor may terminate any or all sub-advisors in its sole discretion at any time to the extent permitted by applicable law.

7. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Advisor hereby agrees that all records which it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund any such records upon the Fund’s request. The Advisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

8. Expenses. During the term of this Agreement, the Advisor will bear all costs and expenses of its employees and any overhead incurred in connection with its duties hereunder and shall bear the costs of any salaries or directors’ fees of any officers or directors of the Fund who are affiliated persons (as defined in the 1940 Act) of the Advisor; provided that the Board of Directors of the Fund may approve reimbursement to the Advisor of the pro rata portion of the salaries, bonuses, health insurance, retirement benefits and all similar employment costs for the time spent on Fund operations, (including, without limitation, compliance matters) (other than the provision of investment advice and administrative services required to be provided hereunder) of all personnel employed by the Advisor who devote substantial time to Fund operations or the operations of other investment companies advised by the Advisor.

9. Compensation of the Advisor.

(a) The Fund agrees to pay to the Advisor and the Advisor agrees to accept as full compensation for all services rendered by the Advisor as such, a monthly fee (the “Investment Advisory Fee”) in arrears at an annual rate equal to 0.90% of the average daily value of the Fund’s net assets. For any period less than a month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be.

(b) For purposes of this Agreement, the net assets of the Funds shall be calculated pursuant to the procedures adopted by resolutions of the Directors of the Fund for calculating the value of the Fund’s assets or delegating such calculations to third parties.

10. Indemnity.

(a) The Fund may, in the discretion of the Board of Directors of the Fund, indemnify the Advisor, and each of the Advisor’s directors, officers, employees, agents, associates and controlling persons and the directors, partners, members, officers, employees and agents thereof (including any individual who serves at the Advisor’s request as director, officer, partner, member, trustee or the like of another entity) (each such person being an “Indemnitee”) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees (all as provided in accordance with applicable state law) reasonably incurred by such Indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnitee may be or may have been involved as party or otherwise or with which such Indemnitee may be or may have been threatened, while acting in any capacity set forth herein or thereafter by reason of such Indemnitee having acted in any such capacity, except with respect to any matter as to which such Indemnitee shall have been adjudicated not to have acted in good faith in the reasonable belief that such Indemnitee’s action was in the best interest of the Fund and furthermore, in the case of any criminal proceeding, so long as such Indemnitee had no reasonable cause to believe that the conduct was unlawful; provided, however, that (1) no Indemnitee shall be indemnified hereunder against any liability to the Fund or its shareholders or any expense of such Indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of such Indemnitee’s position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as “disabling conduct”), (2) as to any matter disposed of by settlement or a compromise payment by such Indemnitee, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such settlement or compromise is in the best interests of the Fund and that such Indemnitee appears to have acted in good faith in the reasonable belief that such Indemnitee’s action was in the best interest of the Fund and did not involve disabling conduct by such Indemnitee and (3) with respect to any action, suit or other proceeding voluntarily prosecuted by any Indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such Indemnitee was authorized by a majority of the full Board of Directors of the Fund.

(b) The Fund may make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Fund receives a written affirmation of the Indemnitee’s good faith belief that the standard of conduct necessary for indemnification has been met and a written undertaking to reimburse the Fund unless it is subsequently determined that such Indemnitee is entitled to such indemnification and if the Directors of the Fund determine that the facts then known to them would not preclude indemnification. In addition, at least one of the following conditions must be met: (A) the Indemnitee shall provide security for such Indemnitee undertaking, (B) the Fund shall be insured against losses arising by reason of any unlawful advance, or (C) a majority of a quorum consisting of Directors of the Fund who are neither “interested persons” of the Fund (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the proceeding (“Disinterested Non Party Directors”) or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial type inquiry), that there is reason to believe that the Indemnitee ultimately will be found entitled to indemnification.

(c) All determinations with respect to the standards for indemnification hereunder shall be made (1) by a final decision on the merits by a court or other body before whom the proceeding was brought that such Indemnitee is not liable or is not liable by reason of disabling conduct, or (2) in the absence of such a decision, by (i) a majority vote of a quorum of the Disinterested Non Party Directors of the Fund, or (ii) if such a quorum is not obtainable or, even if obtainable, if a majority vote of such quorum so directs, independent legal counsel in a written opinion. All determinations that advance payments in connection with the expense of defending any proceeding shall be authorized and shall be made in accordance with the immediately preceding clause (2) above.

The rights accruing to any Indemnitee under these provisions shall not exclude any other right to which such Indemnitee may be lawfully entitled.

11. Limitation on Liability. (a) The Advisor will not be liable for any error of judgment or mistake of law or for any loss suffered by Advisor or by the Fund in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its duties under this Agreement. As used in this Section 11(a), the term “Advisor” shall include any affiliates of the Advisor performing services for the Fund contemplated hereby and partners, directors, officers and employees of the Advisor and of such affiliates.

12. Duration and Termination. This Agreement shall become effective as of the date hereof and, unless sooner terminated with respect to the Fund as provided herein, shall continue in effect for a period of two years. Thereafter, if not terminated, this Agreement shall continue in effect with respect to the Fund for successive periods of 12 months, provided such continuance is specifically approved at least annually by both (a) the vote of a majority of the Fund’s Board of Directors or the vote of a majority of the outstanding voting securities of the Fund at the time outstanding and entitled to vote, and (b) by the vote of a majority of the Directors who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated by the Fund at any time, without the payment of any penalty, upon giving the Advisor 60 days’ notice (which notice may be waived by the Advisor), provided that such termination by the Fund shall be directed or approved by the vote of a majority of the Directors of the Fund in office at the time or by the vote of the holders of a majority of the voting securities of the Fund at the time outstanding and entitled to vote, or by the Advisor on 60 days’ written notice (which notice may be waived by the Fund). This Agreement will also immediately terminate in the event of its assignment. (As used in this Agreement, the terms “majority of the outstanding voting securities,” “interested person” and “assignment” shall have the same meanings of such terms in the 1940 Act.)

13. Notices. Any notice under this Agreement shall be in writing to the other party at such address as the other party may designate from time to time for the receipt of such notice and shall be deemed to be received on the earlier of the date actually received or on the fourth day after the postmark if such notice is mailed first class postage prepaid.

14. Amendment of This Agreement. This Agreement may be amended by the parties only if such amendment is specifically approved by the vote of the Board of Directors of the Fund, including a majority of those Directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval and, where required by the 1940 Act, by a vote of a majority of the outstanding voting securities of the Fund.

15. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York for contracts to be performed entirely therein without reference to choice of law principles thereof and in accordance with the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of New York, or any of the provisions, conflict with the applicable provisions of the 1940 Act, the latter shall control.

16. Use of the Name BlackRock. The Advisor has consented to the use by the Fund of the name or identifying word “BlackRock” in the name of the Fund. Such consent is conditioned upon the employment of the Advisor as the investment advisor to the Fund. The name or identifying word “BlackRock” may be used from time to time in other connections and for other purposes by the Advisor and any of its affiliates. The Advisor may require the Fund to cease using “BlackRock” in the name of the Fund if the Fund ceases to employ, for any reason, the Advisor, any successor thereto or any affiliate thereof as investment advisor of the Fund.

17. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on, and shall inure to the benefit of the parties hereto and their respective successors.

18. Counterparts. This Agreement may be executed in counterparts by the parties hereto, each of which shall constitute an original counterpart, and all of which, together, shall constitute one Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers, all as of the day and the year first above written.

BLACKROCK MUNICIPAL CREDIT ALPHA PORTFOLIO, INC.

By:
	Name:	[•]
	Title:	[•]

BLACKROCK ADVISORS, LLC

By:
	Name:	[•]
	Title:	[•]

[Appendix D – Funds With Similar Investment Objective]

[Fund Name]	[Size of Fund]	[Management Fee]
[TBD]

D-1

BLACKROCK MUNICIPAL INCOME FUND, INC. c/o GEORGESON LLC 1290 Avenue of the Americas, 9th Floor New York, NY 10104
EVERY VOTE IS IMPORTANT
EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VIRTUAL MEETING at the following Website: [●] [●], 2024 at [●]:00 [●].m. Eastern Time To participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card.

THANK YOU FOR VOTING

Please detach at perforation before mailing.

PROXY CARD	BLACKROCK MUNICIPAL INCOME FUND, INC.
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON [●], 2024
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
COMMON SHARES

The undersigned hereby appoints [Jay M. Fife, Jonathan Diorio and Paul Mickle], and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of BlackRock Municipal Income Fund, Inc. (the “Fund”) that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held on [●], 2024 at [•]:00 [•].m. (Eastern time), and any adjournments, postponements or delays thereof. The validity of this proxy is governed by Maryland law. The Special Meeting will be held in a virtual meeting format only, at the following Website: [●]. To attend and participate in the virtual Special Meeting, enter the 14-digit control number from the shaded box on this card. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Special Meeting of Shareholders.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN WITH RESPECT TO THE PROPOSALS, THIS PROXY WILL BE VOTED FOR THE PROPOSALS.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE SPECIAL MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

MUI_34046_070124

PLEASE MARK, SIGN, DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE.

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EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Shareholders to be held on [●], 2024.

The Proxy Statement is available at:

https://www.proxy-direct.com/blk-34046

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” THE PROPOSALS.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A	Proposals

		FOR	AGAINST	ABSTAIN
1.	The holders of shares of common stock (“Common Shares” and the holders thereof, “common shareholders”) and the holders of Variable Rate Demand Preferred Shares (“VRDP Shares” and the holders thereof, “VRDP Holders”) of the Fund are being asked to vote together as a single class to approve the adoption of a fundamental policy requiring the Fund to make quarterly offers to repurchase from shareholders between 5% and 25% of the Fund’s outstanding Common Shares at net asset value (“NAV”), pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended (the “1940 Act”).	☐	☐	☐

2A.	The common shareholders and VRDP Holders of the Fund are being asked to vote together as a single class to approve the change in the Fund’s fundamental investment objective.	☐	☐	☐

3A.	The common shareholders and VRDP Holders of the Fund are being asked to vote together as a single class to approve the change in the Fund’s fundamental 80% investment policy.	☐	☐	☐

4.	The common shareholders and VRDP Holders of the Fund are being asked to vote together as a single class approve an Amended and Restated Investment Management Agreement of the Fund.	☐	☐	☐

B	Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note:

Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box

/ /

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xxxxxxxxxxxxxx	MUI1 34046	xxxxxxxx

BLACKROCK MUNICIPAL INCOME FUND, INC.
c/o GEORGESON LLC	EVERY VOTE IS IMPORTANT
1290 Avenue of the Americas, 9th Floor
New York, NY 10104	EASY VOTING OPTION:

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

THANK YOU FOR VOTING

Please detach at perforation before mailing.

PROXY CARD	BLACKROCK MUNICIPAL INCOME FUND, INC.
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON [●], 2024.
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
PREFERRED SHARES

The undersigned hereby appoints [Jay M. Fife, Jonathan Diorio and Paul Mickle], and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of BlackRock Municipal Income Fund, Inc. (the “Fund”) that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held on [●], 2024 at [●]:00 [●].m. (Eastern time), and any adjournments, postponements or delays thereof. To attend and participate in the virtual Special Meeting, enter the 14-digit control number from the shaded box on this card. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Special Meeting of Shareholders.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN WITH RESPECT TO THE PROPOSALS, THIS PROXY WILL BE VOTED FOR THE PROPOSALS.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE SPECIAL MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.

MUI_34046_070124_Pref

PLEASE MARK, SIGN, DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE.

xxxxxxxxxxxxxx	code

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Shareholders to be held on [●], 2024.

The Proxy Statement is available at:

https://www.proxy-direct.com/blk-34046

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” THE PROPOSALS.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A	Proposals
		FOR	AGAINST	ABSTAIN
1.	The holders of shares of common stock (“Common Shares” and the holders thereof, “common shareholders”) and the holders of Variable Rate Demand Preferred Shares (“VRDP Shares” and the holders thereof, “VRDP Holders”) of the Fund are being asked to vote together as a single class to approve the adoption of a fundamental policy requiring the Fund to make quarterly offers to repurchase from shareholders between 5% and 25% of the Fund’s outstanding Common Shares at net asset value (“NAV”), pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended (the “1940 Act”).	☐	☐	☐

2A.	The common shareholders and VRDP Holders of the Fund are being asked to vote together as a single class to approve the change in the Fund’s fundamental investment objective.	☐	☐	☐

2B.	The VRDP Holders of the Fund are being asked to vote as a separate class to approve the change in the Fund’s fundamental investment objective.	☐	☐	☐

3A.	The common shareholders and VRDP Holders of the Fund are being asked to vote together as a single class to approve the change in the Fund’s fundamental 80% investment policy.	☐	☐	☐

3B.	The VRDP Holders of the Fund are being asked to vote as a separate class to approve the change in the Fund’s fundamental 80% investment policy.	☐	☐	☐

4.	The common shareholders and VRDP Holders of the Fund are being asked to vote together as a single class approve an Amended and Restated Investment Management Agreement of the Fund.	☐	☐	☐

B	Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note:	Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box

/ /

Scanner bar code
xxxxxxxxxxxxxx	MUI2 34046	xxxxxxxx